VUL III

LINCOLN NATIONAL FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT G INDIVIDUAL FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY

issued by:
Lincoln National Life Insurance Co.
1300 South Clinton Street
P.O. Box 1110
Fort Wayne, Ind. 46801
(800) 348-0851

                                   Account G
The flexible premium variable life insurance policy (policy) offered by Lincoln National Life Insurance Co. (Lincoln Life) and described in this prospectus is designed to provide life insurance protection. A policy may be issued only to persons age 80 or younger and only for an initial specified amount of $200,000 or more. Subject to the payment of a minimum premium for the first two policy years, an owner may, subject to certain restrictions, vary the frequency and amount of premium payments. The level of life insurance benefits payable under the policy may also be increased or decreased subject to certain restrictions.

An owner may choose to allocate amounts either to the General Account of Lin-coln Life (General Account) or to Lincoln National Flexible Premium Variable Life Account G (Separate Account). Amounts allocated to the Separate Account may be invested in any of the following funds:

 . Lincoln National Growth and Income Fund, Inc.
 . Lincoln National Special Opportunities Fund, Inc.
 . American Variable Insurance Series:
 --Global Growth Fund
 --Growth Fund
 --International Fund
 --Growth-Income Fund
 --Asset Allocation Fund
 --High-Yield Bond Fund
 --Bond Fund
 --U.S. Government/AAA-Rated Securities Fund
 --Cash Management Fund

The amount of the death benefit may, and the policy value will, reflect the in-vestment experience of the chosen subaccounts of the Separate Account and in-terest credited to the policy by the General Account, as well as the frequency and amount of premiums, and the charges assessed in connection with the policy. As long as the policy remains in force, the death benefit will not be less than the current specified amount of the policy. The policy will remain in force so long as net cash surrender value is sufficient to pay the monthly deductions imposed in connection with the policy. The owner bears the entire investment risk for all amounts allocated to the Separate Account; no minimum policy value or net cash surrender value is guaranteed.

The purchase and ownership of the policy involves various charges which are ex-plained under the heading "Charges and deductions" on page 7.

It may not be advantageous to purchase a policy:
(1) as a replacement for another type of life insurance; or,
(2) to obtain additional insurance protection if the purchaser already owns an-other flexible premium variable life insurance policy.

This prospectus is valid only if accompanied or preceded by prospectuses for the Lincoln National Growth and Income Fund, Inc., the Lincoln National Special Opportunities Fund, Inc., and the American Variable Insurance Series.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, OR BY ANY STATE REGULATORY AGENCY, NOR HAS THE COMMISSION, OR ANY STATE REGULATORY AGENCY, PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Please read this prospectus carefully and retain it for future reference.

The date of this prospectus is April 30, 1997.


                                   Account G
TABLE OF CONTENTS
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
SUMMARY OF THE POLICY                                          1
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LINCOLN LIFE, THE GENERAL ACCOUNT, AND THE SEPARATE ACCOUNT
Lincoln Life                                                   3
The General Account                                            3
The Separate Account                                           4
The investment advisors                                        4
Addition, deletion or substitution of investments              4
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THE POLICY
Requirements for issuance of a policy                          5
Units and unit values                                          5
Premium payment and allocation of premiums                     5
Dollar cost averaging program                                  7
Effective date                                                 7
Right to examine policy                                        7
Policy termination                                             7
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CHARGES AND DEDUCTIONS
Percent of premium charge                                      7
Contingent deferred sales charge                               7
Contingent deferred administrative charge                      8
Surrender charge                                               8
Monthly deductions                                             8
Cost of insurance charges                                      8
Monthly administrative charge                                  9
Fund charges and expenses                                      9
Mortality and expense risk charge                              9
Other charges                                                  9
Reduction of charges                                          10
Term conversion credits                                       10
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POLICY BENEFITS
Death benefit and death benefit types                         10
Death benefit guarantee                                       11
Policy changes                                                11
Policy value                                                  12
Transfer between subaccounts                                  13
Transfer to and from the General Account                      13
Loans                                                         13
Withdrawals                                                   13
Policy lapse and reinstatement                                14
Surrender of the policy                                       14
Proceeds and payment options                                  14

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
GENERAL PROVISIONS
The contract                                                          15
Suicide                                                               15
Representations and contestability                                    15
Incorrect age or sex                                                  15
Change of owner or beneficiary                                        15
Assignment                                                            16
Reports and records                                                   16
Projection of benefits and values                                     16
Postponement of payments                                              16
Riders                                                                16
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DISTRIBUTION OF THE POLICY                                            17
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FEDERAL TAX MATTERS
Tax status of the policy                                              18
Tax treatment of policy benefits                                      19
Taxation of the Separate Account                                      20
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VOTING RIGHTS                                                         20
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STATE REGULATION OF LINCOLN LIFE AND THE SEPARATE ACCOUNT             21
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SAFEKEEPING OF THE SEPARATE ACCOUNT'S ASSETS                          21
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LEGAL PROCEEDINGS                                                     21
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EXPERTS                                                               21
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ADDITIONAL INFORMATION                                                21
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APPENDIX A: Table of base minimum premiums                            22
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APPENDIX B:Table of surrender charges                                 24
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APPENDIX C: Executive Officers & Directors of Lincoln National Life
            Insurance Co.                                             26
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APPENDIX D:Illustrations of policy values                             31
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APPENDIX E: Definitions for Separate Account G                        40
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FINANCIAL STATEMENTS                                                  42

                                   Account G
SUMMARY OF THE POLICY

The following summary is intended to give you a brief explanation of the most important features of your policy. The summary is not comprehensive and is en-tirely qualified by more specific information contained elsewhere in this pro-spectus. For the definition of terms used in this prospectus, see Appendix E. Throughout this prospectus, in order to make the following documents more un-derstandable, we have italicized the special terms.

WHAT TYPE OF POLICY AM I PURCHASING?
Your policy is a flexible premium variable life insurance policy whose primary purpose is to provide life insurance protection on the insured. As long as your policy remains in force, the policy will provide for: (1) the payment of a death benefit to a beneficiary upon the insured's death; (2) policy loan privi-leges, withdrawal rights, and surrender privileges; and (3) the payment of the net cash surrender value to the owner, if living, on the maturity date.

HOW DOES THE LIFE INSURANCE PROTECTION WORK?
The policy provides for the payment of benefits upon the death of the insured. The policy contains two types of death benefit coverage. If you choose Type 1, the death benefit is the greater of the specified amount of the policy or a specified percentage of policy value. If you choose Type 2, the death benefit is the greater of the specified amount of the policy plus the policy value or a specified percentage of policy value. So long as your policy remains in force, the minimum death benefit payable under either option will be the current spec-ified amount, reduced by any outstanding loan and any due and unpaid charges, and increased by any unearned loan interest. (See Death benefit and death bene-fit types, page 10.)

You also have significant flexibility to adjust the death benefit prior to the maturity date by increasing or decreasing the specified amount of the policy. Any increase in the specified amount will require additional evidence of insur-ability satisfactory to us and will result in additional charges.

HOW ARE THE PREMIUMS FLEXIBLE?
You have considerable flexibility concerning the amount and frequency of pre-mium payments. During the first two policy years, your policy will lapse unless either the total of all premiums paid (minus any partial withdrawals and minus any outstanding loans) is at all times at least equal to the death benefit guarantee monthly premium times the number of months since the initial policy date (including the current month) or the net cash surrender value of the pol-icy is greater than zero. In order to place your policy in force, you must pay at least the first two death benefit guarantee monthly premiums. In addition, you will be asked to determine a planned periodic premium schedule, although you will not be required to adhere to that premium schedule. Instead, after the first two policy years, you may, subject to certain restrictions, make premium payments in any amount and at any frequency. (See Premium payments and alloca-tion of premiums, page 5.)

WHAT MAKES MY POLICY VARIABLE?
Your policy is described as variable because the death benefit and the policy value can vary with the investment performance of amounts you have allocated to the subaccounts you have selected. While you bear the entire investment risk on such amounts, you also enjoy the opportunity to obtain market rates of return on those amounts.

WHAT FUNDS ARE AVAILABLE TO SELECT?
You have the option to allocate amounts to our General Account and to one or more subaccounts of the Separate Account. Amounts allocated to the General Ac-count earn a current declared interest rate, subject to the minimum guaranteed rate shown on the Policy Schedule. Currently three funds are available for in-vestment by the subaccounts: the Lincoln National Growth and Income Fund, Inc., the Lincoln National Special Opportunities Fund, Inc., and American Variable Insurance Series, which consists of nine funds. Each of the funds has its own investment objective:

The Lincoln National Growth and Income Fund, Inc.--The investment objective is long-term capital appreciation. The fund buys stocks of established companies.

The Lincoln National Special Opportunities Fund, Inc.--The investment objective is maximum capital appreciation. The fund primarily invests in mid-size compa-nies whose stock have significant growth potential. Current income is a second-ary consideration.

The Global Growth Fund seeks long-term growth of capital by investing primarily in common stocks or securities with common stock characteristics of issuers domiciled around the world. [PLEASE NOTE: AS OF THE DATE OF THIS PROSPECTUS, THE GLOBAL GROWTH FUND IS NOT YET AVAILABLE IN ALL STATES. PLEASE CONTACT YOUR INVESTMENT DEALER FOR CURRENT INFORMATION ABOUT THE GLOBAL GROWTH FUND'S AVAIL-ABILITY.]

The Growth Fund seeks growth of capital by investing primarily in common stocks or other securities with common stock characteristics, such as convertible pre-ferred stocks which demonstrate the potential for appreciation and/or divi-dends.

The International Fund seeks long term growth of capital by investing primarily in securities of issuers domiciled outside the United States.

The Growth-Income Fund seeks growth of capital and income by investing primar-ily in common stocks or other

                                   Account G
securities which demonstrate the potential for appreciation and/or dividends.

The Asset Allocation Fund seeks high total return (including income and capital gains) consistent with preservation of capital over the long-term through a di-versified portfolio that can include common stocks and other equity-type secu-rities, bonds and other intermediate and long-term fixed-income securities and money market instruments in any combination.

The High-Yield Bond Fund seeks high current income and secondarily seeks capi-tal appreciation by investing primarily in intermediate and long-term corporate obligations, with emphasis on higher yielding, higher risk, lower rated or unrated securities. IN ADDITION TO OTHER RISKS, HIGH-YIELD, HIGH-RISK BONDS (ALSO KNOWN AS "JUNK BONDS") ARE SUBJECT TO GREATER FLUCTUATIONS IN VALUE AND RISK OF LOSS OF INCOME AND PRINCIPAL DUE TO DEFAULT BY THE ISSUER THAN ARE IN-VESTMENTS IN LOWER YIELDING, HIGHER RATED BONDS. FOR FURTHER INFORMATION ON THE RISKS ASSOCIATED WITH SUCH SECURITIES, PLEASE REFER TO THE PROSPECTUS FOR THE AMERICAN VARIABLE INSURANCE SERIES, WHICH MUST ACCOMPANY OR PRECEDE THIS PRO-SPECTUS AND WHICH SHOULD BE READ CAREFULLY.

The Bond Fund seeks a high level of current income as is consistent with the preservation of capital by investing in a broad variety of fixed income securi-ties.

The U.S. Government/AAA-Rated Securities Fund seeks a high level of current in-come consistent with prudent investment risk and preservation of capital by in-vesting primarily in a combination of securities guaranteed by the United States Government and other debt securities rated AAA or Aaa.

The Cash Management Fund seeks high current yield while preserving capital by investing in a diversified selection of money market instruments.

HOW ARE PREMIUMS PROCESSED?
You determine in the application what portions of net premiums are to be allo-cated to the General Account or the various subaccounts of the Separate Ac-count. Prior to the record date, net premiums are automatically allocated to the General Account. After the record date, the policy value and all subsequent net premiums will automatically be invested in the General Account and the subaccounts of the Separate Account in accord with your instructions in the ap-plication. You may change future allocations of net premiums at any time with-out charge by notifying us in writing. Subject to certain restrictions, you may transfer amounts among the General Account and the subaccounts of the Separate Account.

WHEN DOES MY POLICY TERMINATE?
Your policy may terminate due to any one of the following: voluntary return or surrender of the policy, lapse due to failure to pay required premiums or due to insufficient net cash surrender value, payment of the death benefit, or ma-turity. During the free look period, you may return the policy for a refund of all premiums paid. Anytime after the free look period and before the second policy anniversary, you may surrender the policy and receive its net cash sur-render value plus any excess sales load. (See Charges and deductions, page 7.) After the second policy anniversary, you may surrender the policy and receive its net cash surrender value.

DO I HAVE ACCESS TO THE POLICY VALUES?
You may access the net cash surrender value through loans or withdrawals. You may borrow the net cash surrender value at any time. In addition, subject to some restrictions and charges, you may withdraw portions of the net cash sur-render value after the first policy year. Loans and withdrawals decrease both the death benefit and future policy values and may have federal income tax con-sequences.

WHAT CHARGES AND DEDUCTIONS ARE MADE FROM MY POLICY?
Sales charges will be deducted from your policy in two forms (a percent of pre-mium charge and a contingent deferred sales charge) as compensation for distri-bution expenses we incur in the sales process. These distribution expenses in-clude sales commissions, the cost of printing the prospectus and sales litera-ture, and any advertising costs.

PERCENT OF PREMIUM CHARGE. A sales charge of 5.95% is currently deducted from each premium you pay.

CONTINGENT DEFERRED SALES CHARGE (CDSC). During the first 16 policy years, the policy value is subject to a contingent deferred sales charge which is deducted if the policy lapses or is surrendered. During the first policy year, the CDSC is approximately equal to 30% of the required base minimum premium for the des-ignated specified amount. During the second policy year, the CDSC is approxi-mately equal to 30% of the base minimum premium required for the first two pol-icy years for the designated specified amount. Upon actual surrender in the first two years of the policy, the actual CDSC is subject to certain maximum limits. See Charges and deductions, page 7. During the third and subsequent policy years, the CDSC will equal the CDSC during the second policy year times the percent indicated in the table on the following page.

CONTINGENT DEFERRED ADMINISTRATIVE CHARGE (CDAC). During the first 16 policy years, the policy value is subject to a contingent deferred administrative charge which is deducted if the policy lapses or is surrendered. During the first policy year, the CDAC is approximately equal to 30% of the required base minimum premium for the designated specified amount. During the second policy year, the CDAC is approximately equal to 30% of the base minimum premium re-quired for the first two policy years for the designated specified amount. Dur-ing the third and subsequent policy years, the CDAC

                                   Account G
will equal the second year CDAC times the percent indicated in the following table.

An additional CDAC will be imposed under the policy in the event of each re-quested increase in specified amount and applies during the 16 years following such increase. If a requested increase in specified amount occurs, additional premium will be required if the current net cash surrender value is not suffi-cient to cover the CDAC associated with the increase.

During policy year                                    Percent of CDSC and CDAC
(or after an increase)                                to be deducted
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
 3                                                    100%
 4                                                    100%
 5                                                    100%
 6                                                     95%
 7                                                     90%
 8                                                     85%
 9                                                     80%
10                                                     70%
11                                                     60%
12                                                     50%
13                                                     40%
14                                                     30%
15                                                     20%
16                                                     10%

SURRENDER CHARGE. The total of all contingent deferred sales charges and all contingent deferred administrative charges is collectively referred to as the surrender charge. See Surrender charge, on page 8.

OTHER CHARGES AND DEDUCTIONS. The policy value will be reduced by certain monthly deductions equal to the sum of a monthly cost of insurance charge (in-cluding the cost of any optional insurance benefits) and a monthly charge equal to $6.00 per month. Currently, no charge is made for transfers of amounts among the General Account and the subaccounts, although a maximum of $10 per transfer may be charged. A withdrawal charge of $10 is deducted from each withdrawal.

A daily charge of .0021917% (which is equivalent to an annual rate of .80%) of the average daily net assets of the Separate Account is currently imposed for Lincoln Life's assumption of certain mortality and expense risks. This charge is guaranteed not to exceed .90%.

No charges are currently made from the Separate Account for federal or state income taxes. Should Lincoln Life determine that such taxes may be imposed, the company reserves the right to make deductions from the policy to pay those tax-es.

In addition, because the Separate Account purchases shares of the funds in-volved, the value of the net assets of these subaccounts of the Separate Ac-count will reflect the fees of the investment advisor and other miscellaneous expenses incurred by those funds.

It is estimated that, in the aggregate, such fees and expenses for the funds, expressed as an annual percentage of each fund's net assets, will range from
 .36% to .75%. See page 9 for more detailed information.

HOW ARE MY POLICY BENEFITS TAXED?
The taxation of life insurance death benefits and distributions is complex and is discussed in detail under Federal tax matters, on pages 18-20. You should note in particular that the taxation of loans, withdrawals and surrenders of a life insurance policy that becomes a Modified Endowment Contract is generally less favorable than distributions from a life insurance policy that is not a Modified Endowment Contract. Your policy will be a Modified Endowment Contract if the premiums you pay exceed certain limits referred to as the 7-pay Limita-tion.

LINCOLN LIFE, THE GENERAL ACCOUNT AND THE SEPARATE ACCOUNT

LINCOLN LIFE
Lincoln Life is a stock life insurance company incorporated under the laws of Indiana on June 12, 1905. Lincoln Life is principally engaged in offering indi-vidual life insurance policies and annuity contracts, and ranks among the larg-est United States stock life insurance companies in terms of assets and life insurance in force. Lincoln Life is also one of the leading life reinsurers in the United States. Lincoln Life is licensed in all states (except New York) and the District of Columbia, Guam, and the Commonwealth of the Northern Mariana Islands.

Lincoln Life is wholly owned by Lincoln National Corp., a publicly held insur-ance holding company incorporated under Indiana law on January 5, 1968. The principal office of Lincoln Life is located at 1300 South Clinton Street, Fort Wayne, Ind. 46802. The principal office of Lincoln National Corp. is located at 200 East Berry Street, Fort Wayne, Ind. 46802. Through subsidiaries, Lincoln National Corp. engages primarily in the issuance of health-life insurance and annuities, property-casualty insurance, and other financial services.

THE GENERAL ACCOUNT
The General Account refers to the General Account of Lincoln Life. The General Account consists of all assets owned by Lincoln Life other than those allocated to any of its Separate Accounts, including the Separate Account. The General Account supports Lincoln Life's insurance and annuity obligations. Because of applicable exemptive and exclusionary provisions, interests in the General Ac-count have not been registered under the Securities Act of 1933, and the Gen-eral Account has not been registered as an investment company under the Invest-ment Company Act of 1940.

                                   Account G

THE SEPARATE ACCOUNT
Lincoln National Flexible Premium Variable Life Account G (Separate Account) was established by Lincoln Life as a separate account on May 25, 1988. Although the assets of the Separate Account are the property of Lincoln Life, the laws of Indiana under which the Separate Account was established provide that the assets in the Separate Account attributable to the policies are not chargeable with liabilities arising out of any other business which Lincoln Life may con-duct. The assets of the Separate Account shall, however, be available to cover the liabilities of the General Account of Lincoln Life to the extent that the Separate Account's assets exceed its liabilities arising under the policies supported by it. The assets of the Separate Account will be valued once daily at the close of regular trading (currently 4:00 p.m. New York time) on each day the New York Stock Exchange is open. The New York Stock Exchange is currently closed on the following holidays: New Year's Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

The Separate Account has been registered as an investment company under the In-vestment Company Act of 1940 and meets the definition of "separate account" un-der Federal Securities laws. Registration with the Securities and Exchange Com-mission does not involve supervision of the management or investment practices or policies of the Separate Account or Lincoln Life by the Commission.

The Separate Account is divided into eleven subaccounts. Each subaccount in-vests exclusively in shares of one of the following funds: the Lincoln National Growth and Income Fund, Inc., the Lincoln National Special Opportunities Fund, Inc., or American Variable Insurance Series. American Variable Insurance Series has nine funds available for investment by the subaccounts: the Global Growth Fund, the Growth Fund, the International Fund, the Growth-Income Fund, the As-set Allocation Fund, the High-Yield Bond Fund, the Bond Fund, the U.S. Government/AAA-Rated Securities Fund, and the Cash Management Fund. Income and both realized and unrealized gains or losses from the assets of the Separate Account are credited to or charged against the Separate Account without regard to the income, gains or losses arising out of any other business Lincoln Life may conduct. The funds are also invested in by variable annuity contract hold-ers. For an explanation of the risk involved with such mixed and/or shared funding, see the prospectuses for the underlying funds.

There is no assurance that any of the available funds will achieve its stated objective. For a complete description of the funds, please refer to the pro-spectuses for the funds which must accompany or precede this prospectus and which should be read carefully.

THE INVESTMENT ADVISORS
Lincoln Investment Management Inc. (Lincoln Investment) is the investment advi-sor for the Lincoln National Growth and Income Fund, Inc. and the Lincoln Na-tional Special Opportunities Fund, Inc. Lincoln Investment is a wholly owned subsidiary of Lincoln National Corp. Lincoln Investment has entered into a sub-advisory agreement with Vantage Global Advisors, Inc., under which the sub-ad-visor may perform some or substantially all of the advisory services required by these two funds. No additional compensation from the assets of these funds will be assessed as a result of the sub-advisory agreement. Lincoln Investment is headquartered at 200 East Berry Street, Fort Wayne, Indiana 46802, and is registered with the Securities and Exchange Commission as an investment advis-er.

Capital Research and Management Co., an investment management organization founded in 1931, is the investment advisor to American Variable Insurance Se-ries and other mutual funds, including those in The American Funds Group. Capi-tal Research and Management Co. is located at 333 South Hope Street, Los Ange-les, Calif. 90071 and 135 South State College Boulevard, Brea, Calif. 92621. It is also registered with the Securities and Exchange Commission as an investment adviser.

ADDITION, DELETION, OR
SUBSTITUTION OF INVESTMENTS
Lincoln Life does not have control over the funds and therefore cannot guaran-tee that any particular funds will be available for investment by the subaccounts. Lincoln Life reserves the right, subject to compliance with appli-cable law, to make additions to, deletions from, or substitutions for the shares that are held by the Separate Account or that the Separate Account may purchase. Lincoln Life reserves the right to eliminate the shares of any fund and to substitute shares of another open-end, registered investment company, if the shares are no longer available for investment, or if in the judgment of Lincoln Life further investment in any fund should become inappropriate in view of the purposes of the Separate Account. Lincoln Life will not substitute any shares attributable to an owner's interest in a subaccount of the Separate Ac-count without notice and prior approval of the Securities and Exchange Commis-sion, to the extent required by the Investment Company Act of 1940 or other ap-plicable law. Nothing contained herein shall prevent the Separate Account from purchasing other securities for other series or classes of policies, or from permitting a conversion between series or classes of policies on the basis of requests made by policyowners.

Lincoln Life also reserves the right to establish additional subaccounts of the Separate Account, each of which would invest in a new fund or series of a fund, or in shares of another investment company, with a specified investment objec-tive. New subaccounts may be estab-

                                   Account G
lished when, at the sole discretion of Lincoln Life, marketing needs or invest-ment conditions warrant, and any new subaccounts may be made available to ex-isting policyowners on a basis to be determined by Lincoln Life. Lincoln Life may also eliminate one or more subaccounts if, in its sole discretion, market-ing, tax, or investment conditions warrant.

In the event of any such substitution or change, Lincoln Life may by appropri-ate endorsement make such changes in the policy as may be necessary or appro-priate to reflect such substitution or change. If deemed by Lincoln Life to be in the best interests of persons having voting rights under the policies, the Separate Account may be operated as a management company under the Investment Company Act of 1940, it may be deregistered under that Act in the event such registration is no longer required, or it may be combined with other Lincoln Life separate accounts.

THE POLICY

REQUIREMENTS FOR ISSUANCE OF A POLICY
Individuals wishing to purchase a policy must send a completed application to Lincoln Life, 1300 South Clinton Street, Fort Wayne, Ind. 46802. The minimum specified amount of a policy is $200,000. A policy will generally be issued only to insureds 80 years of age or under who supply satisfactory evidence of insurability sufficient to Lincoln Life. Acceptance is subject to Lincoln Life's underwriting rules and, except in California, Lincoln Life reserves the right to reject an application for any reason.

Additional insurance on the life of other persons may be applied for by supple-mental application. Approval of the additional insurance will be subject to ev-idence of insurability satisfactory to Lincoln Life.

UNITS AND UNIT VALUES
The value of policy monies invested in each subaccount is accounted for through the use of units and unit values. A unit is an accounting unit of measure used to calculate the value of an investment in a specified subaccount. A unit value is the dollar value of a unit in a specified subaccount on a specified valua-tion date. Whenever an amount is invested in a subaccount (due to net premium payments, loan repayments, or transfer of values into a subaccount), the amount purchases units in that subaccount; the number of units purchased is determined by dividing the dollar amount of the transaction by the unit value on the day the transaction is made. Similarly, whenever an amount is redeemed from a subaccount (due to loans and loan interest charges, surrenders and surrender charges, withdrawals and withdrawal charges, transfers of values out of a subaccount and transfer charges, income tax deductions (if any), cost of insur-ance charges or monthly administrative charges), units are redeemed from that subaccount; the number of units redeemed is determined by dividing the dollar amount of the transaction by the unit value on the day the transaction is made.

The unit value is also used to measure the net investment results in a subaccount. The policy value on any valuation day is the sum of the values in each subaccount in which policy values are allocated plus any policy value al-located to the General Account. The value of each subaccount on each valuation day is determined by multiplying the number of units held by a policy in each subaccount by the unit value for that subaccount as determined for that valua-tion day.

The unit value for a subaccount on a specified valuation date is determined by dividing the value of all assets owned by that subaccount, net of the subaccount's liabilities (including any accrued but unpaid daily mortality and expense risk charges), by the total number of units held by policies in that subaccount. Net investment results do not increase or decrease the number of units held by the subaccount.

PREMIUM PAYMENT AND ALLOCATION OF PREMIUMS
Subject to certain limitations, an owner has considerable flexibility in deter-mining the frequency and amount of premiums. During the first two policy years, the policy will lapse unless the total of all premiums paid (minus any partial withdrawals and minus any outstanding loans) is at all times at least equal to the death benefit guarantee monthly premium times the number of months since the initial policy date (including the current month) or the net cash surrender value of the policy is greater than zero. Payment of the death benefit guaran-tee monthly premium during the first two policy years will guarantee that the policy will remain in force for the first two policy years despite negative net cash surrender value (see Death benefit guarantee, page 11), but continued pay-ment of such premiums will not guarantee that the policy will remain in force thereafter. The amount of the death benefit guarantee monthly premium is based on the base minimum premium per $1,000 of specified amount (determined by the insured's age, sex, and underwriting class) and includes additional amounts to cover charges for additional benefits, monthly administrative charges, and sub-standard extra charges. A table of base minimum premiums per $1,000 of speci-fied amount is in Appendix A, pages 22-23.

The owner may designate in the application one of several ways to pay the death benefit guarantee monthly premium. The owner may elect to pay the first twelve months of premiums in full prior to commencement of insurance coverage. Alter-natively, the owner may elect to pay a level planned periodic premium on a quarterly or semi-annual basis sufficient to meet the premium requirements. Premiums may also be paid monthly if paid by a pre-authorized check. Premiums, other than the initial premium, are payable only at the Home Office of Lincoln Life.

                                   Account G

Each owner will also define a planned periodic premium schedule that provides for payment of a level premium at fixed intervals for a specified period of time. The owner is not required to pay premiums in accord with this schedule. Furthermore, the owner has flexibility to alter the amount, frequency, and the time period over which planned periodic premiums are paid. Failure to pay planned periodic premiums will not of itself cause the policy to lapse, nor will the payment of planned periodic premiums equal to or in excess of the re-quired death benefit guarantee monthly premiums guarantee that the policy will remain in force beyond the first two policy years. Unless the policy is being continued under the death benefit guarantee, (see Death benefit guarantee, page
11), the policy will lapse any time outstanding loans exceed policy value less surrender charge or policy value less outstanding loans and less surrender charge is insufficient to pay certain monthly deductions, and a grace period expires without a sufficient payment. (See Policy lapse and reinstatement, page 14.) Subject to the minimum premiums required to keep the policy in force and the maximum premium limitations established under section 7702 of the Internal Revenue Code 1986, as amended (the Code), an owner may make unscheduled premium payments at any time in any amount during the lifetime of the insured until the maturity date. Monies received that are not designated as premium payments will be assumed to be loan repayments if there is an outstanding loan on the policy; otherwise, such monies will be assumed to be an unscheduled premium payment.

PREMIUM LIMITATIONS. In no event can the total of all premiums paid, both scheduled and unscheduled, exceed the current maximum premium limitations es-tablished for life insurance policies to meet the definition of life insurance, as set forth under Section 7702 of the Code. Those limitations will vary by is-sue age, sex, classification, benefits provided, and even policy duration. If at any time a premium is paid which would result in total premiums exceeding the current maximum premium limitation, Lincoln Life will only accept that por-tion of the premium which will make total premiums equal that amount. Any part of the premium in excess of that amount will first be applied to reduce any outstanding loan on the policy, and any further excess will be refunded to the owner within 7 days of receipt and no further premiums will be accepted until allowed by subsequent maximum premium limitations.

The tax status of a policy and the tax treatment of distributions from a policy are dependent in part on whether or not the policy becomes a Modified Endowment Contract. A policy will become a Modified Endowment Contract if premiums paid into the policy cause the policy to fail the 7-pay test set forth under Section 7702A of the Code. Lincoln Life will monitor premiums paid into each policy af-ter the date of this prospectus to determine when a premium payment will exceed the 7-pay test and cause the policy to become a Modified Endowment Contract. If the owner has given Lincoln Life instructions that the policy should not be al-lowed to become a Modified Endowment Contract, any premiums in excess of the 7-pay limitation will first be applied to reduce any outstanding loan on the pol-icy, and any further excess will be refunded to the owner within 7 days of re-ceipt. If the owner has not given Lincoln Life instructions to the contrary, however, the premium will be paid into the policy and a letter of notification of Modified Endowment Contract status will be sent to the owner. The letter of notification will include the available options, if any, for remedying the Mod-ified Endowment Contract status of the policy.

NET PREMIUMS. The net premium equals the premium paid less the percent of pre-mium charge (see Percent of premium charge, page 7).

ALLOCATION OF NET PREMIUMS.
In the application for a
policy, the owner can allo-
cate net premiums or por-
tions thereof to the Gen-
eral Account and the vari-
ous subaccounts of the Sep-
arate Account. Notwith-
standing the allocation in
the application, all net
premiums received prior to
the record date will ini-
tially be allocated to the
General Account. Net premi-
ums received prior to the
record date will be cred-
ited to the policy on the
later of the policy date or
the date the premium is re-
ceived. The record date is
the date the policy is re-
corded on the books of Lin-
coln Life as an in-force
policy, and may coincide
with the policy date. Ordi-
narily, the policy will be
recorded as in-force within
three business days after
the later of the date we
receive the last outstand-
ing requirement or the date
of underwriting approval.
Net premiums will continue
to be allocated to the Gen-
eral Account until the rec-
ord date. When the assets
of the Separate Account are
next valued following the
record date, the value of
the policy's assets in the
General Account will auto-
matically be transferred to
the General Account and the
subaccounts of the Separate
Account in accord with the
owner's percentage alloca-
tion in the application. No
charge will be imposed for
this initial transfer. Net
premiums paid after the
record date will be cred-
ited to the policy on the
date they are received and
will be allocated in accord
with the owner's instruc-
tions in the application.
The minimum percentage of
each premium that may be
allocated to the General
Account or to any
subaccount of the Separate
Account is 10%; percentages
must be in whole numbers.
The allocation of future
net premiums may be changed
without charge at any time
by providing written noti-
fication on a form suitable
to Lincoln Life, unless the
owner has made previous ar-
rangements with Lincoln
Life to allow the alloca-
tion of future net premiums
to be changed upon tele-
phone request.

The value of the amount allocated to subaccounts of the Separate Account will vary with the investment experience of these subaccounts and the owner bears the entire investment risk. The value of the amount allocated to the General Account will earn a current interest rate guaranteed to be at least 4.0%. Own-ers should periodically review their allocations of premiums and values in light of market conditions, interest rates, and overall estate planning re-quirements.

                                   Account G

DOLLAR COST AVERAGING PROGRAM
The owner may wish to make uniform monthly transfers from the General Account to one or more of the subaccounts over a 12, 24, or 36-month period through the Dollar Cost Averaging (DCA) program. Under the program, the owner designates the total amount of policy value ($5,000 minimum)to be transferred from the General Account to the chosen subaccounts in accord with the most recent pre-mium allocation. The transfers continue until the end of the DCA period or un-til the policy value in the General Account has been exhausted, whichever oc-curs sooner. DCA may also be terminated upon written request by the owner.

The theory of DCA is that transfers of uniform dollar amounts purchase a greater number of subaccount units when unit values are relatively low than are purchased when unit values are higher. This has the effect, when purchases are made at fluctuating prices, of reducing the aggregate average cost per unit to less than the average of the unit values on the same purchase dates. However, participation in the DCA program does not assure the owner of a greater return on purchases under the program, nor will it prevent or necessarily alleviate losses in a declining market.

There are no charges associated with the DCA program. In order to participate in (or terminate participation in) the DCA program, the owner must complete a written request on a form suitable to Lincoln Life.

EFFECTIVE DATE
For all coverage provided in the original application, the effective date will be the policy date, provided the policy has been delivered and the initial pre-mium has been paid prior to death and prior to any change in health or any other factor affecting insurability of the insured as shown in the application. The policy date is ordinarily the earlier of the date the full initial premium is received or the date on which the policy is approved for issue by Lincoln Life.

For any increase, the effective date will be the first monthly anniversary day on or next following the day the application for the increase is approved.

For any insurance that has been reinstated, the effective date will be the first monthly anniversary day on or next following the day the application for reinstatement is approved.

RIGHT TO EXAMINE POLICY
The owner may, until a specified period of time has expired, examine the policy and return it for refund of all premiums paid. The applicable period of time will depend on the state in which the policy is issued, but will not expire sooner than the latest of ten days after receipt of the policy, 45 days after
Part 1 of the application is completed, or ten days after the notice of with-drawal right is mailed or delivered to the owner. Upon cancellation the policy will be void from the beginning. An owner wanting a refund should return the policy to either Lincoln Life at its Home Office or to the registered agent who sold it.

POLICY TERMINATION
All coverage under the policy will terminate when any one of the following oc-curs: 1) the grace period ends without payment of required premium, and the policy is not being continued under the death benefit guarantee provision, 2) the policy is surrendered, 3) the insured dies, or 4) the policy matures.

CHARGES AND DEDUCTIONS

Charges will be deducted in connection with the policy to compensate Lincoln Life for:

 1. providing the insurance benefit set forth in the policy and any optional insurance benefits added by rider;

 2. administering the policy;

 3. assuming certain risks in connection with the policy;

 4. incurring expenses in distributing the policy.

The nature and amount of these charges are described more fully below.

PERCENT OF PREMIUM CHARGE. A sales charge of 5.95% is deducted from each pre-mium paid.

CONTINGENT DEFERRED SALES CHARGE (CDSC). During the first 16 policy years, the policy value is subject to a contingent deferred sales charge (CDSC) which is deducted only if the policy lapses or is surrendered. During the first policy year, the CDSC is approximately equal to 30% of the required base minimum pre-mium for the designated specified amount. The base minimum premium required varies with the age, sex, and rating class of the insured. To determine the first year CDSC per $1,000 of specified amount, multiply the base minimum found in the table of base minimum premiums (see Appendix A, pages 22-23) times 30%.

During the second policy year, the CDSC is approximately equal to 30% of the base minimum premium required for the first two policy years for the designated specified amount. To determine the second year CDSC per $1,000 of specified amount, multiply the base minimum premium for the first two years times 30%. If the resulting CDSC exceeds $22.00 per $1,000 of specified amount, the CDSC is reduced to $22.00 per $1,000 of specified amount. Furthermore, upon surrender of the policy at any time during the first two policy years, the maximum total sales charges actually deducted (percent of premium charge plus CDSC) will never exceed the following maximum: 30% of premiums paid up to the first 12 death benefit guarantee monthly premiums, plus 10% of premiums paid up to the next 12 death benefit

                                   Account G
guarantee monthly premiums, plus 5.95% of premiums paid in excess of those amounts.

During the third and subsequent policy years, the CDSC will equal the CDSC dur-ing the second policy year times the percent indicated in the table below.

CONTINGENT DEFERRED ADMINISTRATIVE CHARGE (CDAC). During the first 16 policy years, the policy value is subject to a contingent deferred administrative charge (CDAC) which is deducted only if the policy lapses or is surrendered. During the first policy year, the CDAC is approximately equal to 30% of the re-quired base minimum premium for the designated specified amount. To determine the first year CDAC per $1,000 of specified amount, multiply the base minimum premium found in the table of base minimum premiums (see Appendix A, pages 22-
23) times 30%.

During the second policy year, the CDAC is approximately equal to 30% of the base minimum premium required for the first two policy years for the designated specified amount. To determine the second year CDAC per $1,000 of specified amount, multiply the base minimum premium for the first two years times 30%. If the resulting CDAC exceeds $22.00 per $1,000 of specified amount, the CDAC will be reduced to $22.00 per $1,000 of specified amount.

During the third and subsequent policy years the CDAC will equal the CDAC dur-ing the second policy year times the percent indicated in the table below.

An additional CDAC will be imposed under the policy in the event of each re-quested increase in specified amount. The additional CDAC is an amount per $1,000 of increased specified amount and will be deducted upon the surrender of the policy at any time during the 16 years following such increase. The amount of the CDAC will be equal to the CDAC that would apply to a newly issued policy at the age of the insured at the time of the increase. The percentage of the CDAC applicable in any year after the increase is shown in the following table, where policy year is calculated from the date of the increase.

During policy year                                    Percent of CDSC and CDAC
(or after an increase)                                to be deducted
------------------------------------------------------------------------------
 3                                                    100%
 4                                                    100%
 5                                                    100%
 6                                                     95%
 7                                                     90%
 8                                                     85%
 9                                                     80%
10                                                     70%
11                                                     60%
12                                                     50%
13                                                     40%
14                                                     30%
15                                                     20%
16                                                     10%

When the owner requests an increase in the specified amount, no additional pre-mium is required provided that the current net cash surrender value is suffi-cient to cover the CDAC associated with the increase, as well as the increase in the cost of insurance charges which result from the increase in specified amount. However, if the net cash surrender value is insufficient to cover such costs, additional premium will be required for the increase to be granted, and the percent of premium charge will be deducted from that additional premium.

SURRENDER CHARGE. The total of all contingent deferred sales charges and all contingent deferred administrative charges are collectively referred to as the surrender charge. The surrender charges for the first 5 years are shown in Ap-pendix B. For surrender charges during policy years 6 through 16 the values shown in Appendix B should be multiplied by the percentages given in the table under Charges and deductions above. For increases in the specified amount, ad-ditional surrender charges apply. During the first year after an increase, the additional surrender charges are calculated by multiplying the values in Appen-dix B by one-fourth. During years 2-5 after an increase, the values in Appendix B should be multiplied by one-half. During years 6 through 16 after an in-crease, the values in Appendix B are multiplied by one-half and by the percent-age given in the table above.

MONTHLY DEDUCTIONS. On the policy date and on each monthly anniversary day fol-lowing, deductions will be made from the policy value. These deductions are of two types: a monthly administrative charge and a monthly cost of insurance charge. Ordinarily, the monthly deductions are deducted from the policy value in proportion to the values in the General Account and the subaccounts. The monthly deductions may be made by some other method if requested by the owner, and if such method is acceptable to Lincoln Life.

COST OF INSURANCE CHARGES. On the policy date and on each monthly anniversary day following, cost of insurance charges will be deducted from the policy val-ue. Ordinarily, the cost of insurance charges are deducted in proportion to the values in the General Account and the subaccounts. The cost of insurance charges may be made by some other method if requested by the owner, and if such method is acceptable to Lincoln Life.

The cost of insurance charges depend upon a number of variables, and the cost for each policy month can vary from month to month. It will depend, among other things, on the amount for which Lincoln Life is at risk to pay in the event of the insured's death. On each monthly anniversary day, Lincoln Life will deter-mine the monthly cost of insurance for the following month as equal to:

 a. the death benefit on the monthly anniversary day; divided by

 b. 1.0032737 (the monthly interest factor equivalent to an annual interest rate of 4%); minus,

                                   Account G

 c. the policy value on the monthly anniversary day without regard to the cost of insurance; divided by

 d. 1,000; the result multiplied by

 e. the applicable cost of insurance rate per $1,000 as described below.

The cost of insurance rates are based on the sex, attained age, and rate class of the person insured. In states requiring unisex rates, in federally qualified pension plan sales, in employer sponsored situations and in any other situation where unisex rates are required by law, the cost of insurance rates are not based on sex. The monthly cost of insurance rates may be changed by Lincoln Life from time to time. A change in the cost of insurance rates will apply to all persons of the same attained age, sex and rate class and whose policies have been in effect for the same length of time. The cost of insurance rates will not exceed those described in the table of guaranteed maximum insurance rates shown in the policy. These rates are based on the 1980 Commissioner's Standard Ordinary Mortality Table, age last birthday, for attained ages under sixteen; on the 1980 Commissioner's Standard Ordinary Mortality Table age last birthday, or the 1980 Commissioner's Standard Ordinary Smoker Mortality Table age last birthday, for attained ages sixteen and over, depending on the smoking status of the insured. Standard rate classes have guaranteed rates which do not exceed 100% of the applicable table.

The rate class of an insured will affect the cost of insurance rate. Lincoln Life currently places insureds into a standard rate class or rate classes in-volving a higher mortality risk. In an otherwise identical policy, insureds in the standard rate class will have a lower cost of insurance than those in the rate class with the higher mortality risk. The standard rate class is also di-vided into four categories: preferred nonsmoker, standard nonsmoker, preferred smoker, and standard smoker. Insureds who are standard nonsmoker or preferred nonsmoker will generally incur a lower cost of insurance than those insureds who are in the smoker rate classes. Likewise, insureds who are preferred smoker or preferred nonsmoker will generally incur a lower cost of insurance than sim-ilarly situated insureds who are standard smoker or standard nonsmoker respec-tively.

MONTHLY ADMINISTRATIVE CHARGE. A monthly administrative charge of $6 is de-ducted from the policy value each month the policy is in force to compensate Lincoln Life for continuing administration of the policy, premium billings, overhead expenses, and other miscellaneous expenses. Lincoln Life does not an-ticipate any profits from this charge. This charge is guaranteed not to in-crease during the life of the policy.

FUND CHARGES AND EXPENSES. The investment advisor for each of the funds deducts a daily charge as a percent of the net assets in each fund as an asset manage-ment charge. The charge has the effect of reducing the investment results cred-ited to the subaccounts.

Because the Separate Account purchases shares of the funds involved, the value of the net assets of the subaccounts of the Separate Account will reflect not only the fees of the investment advisor, but also other miscellaneous expenses incurred by those funds.

The asset management charges, miscellaneous expenses and total expenses for each of the funds are currently estimated, on the basis of their most recent fiscal year experience where applicable, to be as follows:

                                     ASSET
                                     MGT.    MISC.
FUND                                 CHARGE* EXPENSES* TOTAL*
-------------------------------------------------------------
LINCOLN NATIONAL FUNDS:
Growth and Income                     .33%     .03%     .36%
Special Opportunities                 .40%     .04%     .44%
AMERICAN VARIABLE INSURANCE SERIES:
Global Growth**                       .69%     .06%     .75%
Growth                                .42%     .02%     .44%
International                         .61%     .08%     .69%
Growth-Income                         .39%     .02%     .41%
Asset Allocation                      .47%     .02%     .49%
High-Yield Bond                       .50%     .03%     .53%
Bond                                  .51%     .01%     .52%
U.S. Gov't/AAA-Rated                  .51%     .02%     .53%
Cash Management                       .45%     .02%     .47%

*Expressed as an annual percentage of each fund's average daily net assets.

**New fund, with no prior fiscal year exeprience.

See the funds' prospectuses for more complete information about the expenses of the funds.

MORTALITY AND EXPENSE RISK CHARGE. Lincoln Life deducts a daily charge as a percent of the assets of the Separate Account as a mortality and expense risk charge. This charge has the effect of reducing gross investment results cred-ited to the subaccounts. The daily rate currently charged is .0021917% (which is approximately equal to an annual rate of .80%) of the value of the net as-sets of the Separate Account. This deduction may increase or decrease, but is guaranteed not to exceed .90% in any policy year.

The mortality risk assumed is that insureds may live for a shorter period of time than estimated and, therefore, a greater amount of death benefits will be payable. The expense risk assumed is that expenses incurred in issuing and ad-ministering the policies will be greater than estimated.

OTHER CHARGES. Two other miscellaneous charges are occasionally incurred: a withdrawal charge and a transfer charge. The withdrawal charge is incurred when the owner of the policy requests a withdrawal from the policy value; the charge is deducted from the withdrawn

                                   Account G
amount and the balance is paid to the owner. Withdrawals may be made any time after the first policy year, but only one withdrawal may be made per year. The withdrawal charge is $10 for each withdrawal.

The transfer charge is incurred when the owner requests that funds be trans-ferred from one subaccount or the General Account to another subaccount or the General Account. The transfer charge is $10, and is deducted from the amount transferred; however, the transfer charge is currently being waived for all transfers.

Lincoln Life also reserves the right to deduct from the policy value any amounts charged for federal or other governmental income taxes that might re-sult from a change in the current tax laws. Current tax laws do not charge in-come taxes on the policy value.

REDUCTION OF CHARGES
The percent of premium charge, surrender charge, and the monthly administrative charge set forth in this prospectus may be reduced because of special circum-stances that result in lower sales, administrative, or mortality expenses. For example, special circumstances may exist in connection with sales to Lincoln Life policyowners, or sales to employees of Lincoln Life. The amounts of any reductions will reflect the reduced sales effort and administrative costs re-sulting from, or the different mortality experience expected as a result of, the special circumstances. Reductions will not be unfairly discriminatory against any person, including the affected policyowners and owners of all other policies funded by the Separate Account.

TERM CONVERSION CREDITS
Lincoln Life currently has a term conversion program which gives premium cred-its to the policy if the owner is converting from a term insurance policy that meets certain requirements. Term insurance policies issued by Lincoln Life or by any other life insurance company may be considered for conversion to the policy under this program and for possible term conversion credits. Except for guaranteed term conversion privileges provided under some Lincoln Life term in-surance policies or otherwise provided by special agreement, all term insurance policy conversions are subject to evidence of insurability satisfactory to Lin-coln Life. All conversion credits are deposited in the policy without the per-cent of premium charge. The amount of the term conversion credits and the re-quirements for qualification for those credits is subject to change by Lincoln Life, but such changes will not be unfairly discriminatory against any person, including the affected policyowners and owners of all other policies funded by the Separate Account.

POLICY BENEFITS

DEATH BENEFIT AND DEATH BENEFIT TYPES
As long as the policy remains in force (see Policy lapse and reinstatement, page 14), Lincoln Life will, upon proof of the insured's death, pay the death benefit proceeds of the policy to the named beneficiary in accordance with the designated death benefit type. The proceeds may be paid in cash or under one or more of the payment options set forth in the policy. (See Proceeds and payment options, page 14.) The death benefit proceeds payable under the designated death benefit type will be increased by any unearned loan interest, and will be reduced by any outstanding loan and any due and unpaid charges. (See Policy lapse and reinstatement, page 14.) These proceeds will be further increased by any additional insurance on the insured provided by rider.

The policy provides two death benefit types: Type 1, basic coverage, and Type 2, basic plus policy value coverage. Generally, the owner designates the death benefit type in the application. The owner may change the death benefit type at any time. (See Policy changes, page 11.)

TYPE 1. The death benefit is the greater of the specified amount of the policy or a specified percentage of the policy value on or prior to the date of death. The specified percentage at any time is based on the attained age of the in-sured as of the beginning of the policy year.

TYPE 2. The death benefit is equal to the greater of the specified amount plus the policy value of the policy or a specified percentage of the policy value on or prior to the date of death. The specified percentage at any time is based on the attained age of the insured as of the beginning of the policy year.

Under a Type 1 basic coverage, the net amount at risk decreases as the policy value increases. (The net amount at risk is equal to the death benefit less the policy value.) Under a Type 2 basic plus policy value coverage, the net amount at risk remains constant, so the cost of insurance deduction will be relatively higher on a Type 2 basic plus policy value coverage than on a Type 1 basic cov-erage. As a result, policy values under a Type 1 basic coverage tend to in-crease faster than under a Type 2 basic plus policy value coverage, assuming favorable investment performance. Because of this, policyowners that are more interested in achieving higher policy values more quickly (assuming favorable investment experience) would be more likely to select a Type 1 basic coverage. In contrast, the death benefit under Type 2 will increase or decrease as the policy value increases or decreases. Consequently, policyowners who are more interested in increasing total death benefits (assuming favorable investment experience) would be more likely to select a Type 2 basic plus policy value coverage.

                                   Account G

* The specified percentages are shown in the table below:

Attained     Specified        Attained       Specified        Attained       Specified
age          percentage       age            percentage       age            percentage
---------------------------------------------------------------------------------------
40 OR
YOUNGER      250%             59             134%              91            104%
41           243              60             130               92            103
42           236              61             128               93            102
43           229              62             126               94            101
44           222              63             124               95 OR         100
45           215              64             122               OLDER
46           209              65             120
47           203              66             119
48           197              67             118
49           191              68             117
50           185              69             116
51           178              70             115
52           171              71             113
53           164              72             111
54           157              73             109
55           150              74             107
56           146              75             105
57           142              THROUGH
58           138              90

EXAMPLES. For both examples, assume that the insured is under the age of 40 and that there is no outstanding policy loan.

Under Type 1, a policy with a specified amount of $250,000 will generally pay $250,000 in life insurance death benefits. However, because life insurance death benefits cannot be less than 250% (the applicable specified percentage) of policy value, any time the policy value of this policy exceeds $100,000, the life insurance death benefit will exceed the $250,000 specified amount. If the policy value equals or exceeds $100,000, each additional dollar added to the policy value will increase the life insurance death benefit by $2.50. Thus, for a policy with a specified amount of $250,000 and a policy value of $200,000, the beneficiary will be entitled to a life insurance death benefit of $500,000 (250% X $200,000); a policy value of $300,000 will yield a life insurance death benefit of $750,000 (250% X $300,000); a policy value of $500,000 will yield a life insurance death benefit of $1,250,000 (250% X $500,000). Similarly, so long as policy value exceeds $100,000, each dollar taken out of policy value will reduce the life insurance death benefit by $2.50. If at any time the pol-icy value multiplied by the specified percentage is less than the specified amount, the life insurance death benefit will equal the specified amount of the policy.

Under Type 2, a policy with a specified amount of $250,000 will generally pay life insurance death benefits of $250,000 plus policy value. Thus, for example, a policy with a specified amount of $250,000 and policy value of $50,000 will yield a life insurance death benefit equal to $300,000 ($250,000 + $50,000); a policy value of $100,000 will yield a life insurance death benefit of $350,000 ($250,000 + $100,000). The life insurance death benefit cannot, however, be less than 250% (the applicable specified percentage) of policy value. As a re-sult, if the policy value of the policy exceeds $166,667, the life insurance death benefit will be greater than the specified amount plus policy value. Each additional dollar added to policy value above $166,667 will increase the life insurance death benefit by $2.50. A policy with a policy value of $200,000 will therefore have a life insurance death benefit of $500,000 (250% x $200,000); a policy value of $500,000 will yield a life insurance death benefit of $1,250,000 (250% x $500,000); a policy value of $1,000,000 will yield a life insurance death benefit of $2,500,000 (250% x $1,000,000).

Similarly, any time policy value exceeds $166,667, each dollar withdrawn from policy value will reduce the life insurance death benefit by $2.50. If at any time, however, policy value multiplied by the specified percentage is less than the specified amount plus policy value, then the life insurance death benefit will be the specified amount plus policy value.

The above examples describe scenarios which include favorable investment per-formance. In addition, the applicable percentage of 250% that is used is for ages 40 or younger. Because the applicable percentage decreases as the attained age increases, the impact of the applicable percentage on the death benefit payment levels will be lessened as the attained age progresses beyond age 40.

DEATH BENEFIT GUARANTEE
Lincoln Life expects payment of the required death benefit guarantee monthly premiums will be sufficient, when combined with net investment results, to pay for all charges to the policy during the first two policy years, and thereby provide life insurance protection on the insured for that period. In some situ-ations, however, the combination of poor net investment results and monthly de-ductions could result in the net cash surrender value being reduced to zero. In such situations, Lincoln Life will continue the policy in force for the first two policy years, provided the death benefit guarantee monthly premium require-ment continues to be met. Lincoln Life makes no charge for this additional ben-efit.

POLICY CHANGES
CHANGE IN TYPE OF DEATH BENEFIT. The owner may also change the type of death benefit coverage from Type 1 to Type 2 or from Type 2 to Type 1. The request for such a change must be made in writing on a form suitable to Lincoln Life. The change will be effective on the first monthly anniversary day on or next following the day Lincoln Life receives the request. No change in the type of death benefit will be allowed if the resulting specified amount would be less than the minimum specified amount of $50,000.

If the change is from Type 1 to Type 2, the insured's specified amount after such change will be equal to the

                                   Account G
insured's specified amount prior to such change minus the policy value on the date of change.

If the change is from Type 2 to Type 1, the insured's specified amount after such change will be equal to the insured's specified amount prior to such change plus the policy value on the date of change.

CHANGES IN AMOUNT OF INSURANCE COVERAGE. In addition to the above changes, the owner may request to increase or decrease the specified amount at any time. The request for such a change must be from the owner and in writing on a form suit-able to Lincoln Life. Any decrease will become effective on the first monthly anniversary day on or next following the day the request is received by Lincoln Life. Any such decrease will reduce insurance first against insurance provided by the most recent increase, next against the next most recent increases suc-cessively, and finally against insurance provided under the original applica-tion. The specified amount after any requested decrease may not be less than $50,000. Any request for an increase must be applied for on a supplemental ap-plication. Such increase will be subject to evidence of insurability satisfac-tory to Lincoln Life and to its issue rules and limits at the time of increase. Furthermore, such increase will not be allowed unless the net cash surrender value is sufficient to cover the next monthly deductions and the surrender charge for the increase. Any increase will become effective on the first monthly anniversary day on or next following the day the application for in-crease is approved.

POLICY VALUE
The policy provides for the accumulation of policy value, which is calculated as often as the assets of the Separate Account are valued. The policy value will vary with the investment performance of the General Account and of the Separate Account, as well as other factors. In particular, policy value also depends on any premiums received, any policy loans, and any charges and deduc-tions assessed the policy. The policy has no guaranteed minimum policy value.

On the policy date, the policy value will be the initial net premium, minus the sum of the following:

 a. The monthly administrative charge;

 b. The cost of insurance for the first month;

 c. Any charges for extra benefits.

On each monthly anniversary day, the policy value is equal to the sum of the following:

 a. The policy value on the preceding day;

 b. Any increase due to net investment results in the value of the subaccounts to which the investment amount is allocated;

 c. Interest at not less than an annual rate of 4.0% (the General Account guaranteed interest rate) on amounts allocated to the General Account;

 d. Interest at not less than an annual rate of 4.0% on any outstanding loan amount;

 e. Any net premiums received since the preceding day.

Minus the sum of the following:

 f. Any decrease due to net investment results in the value of the subaccounts to which the investment amount is allocated;

 g. Any withdrawals;

 h. Any amount charged against the investment amount for federal or other gov-ernmental income taxes;

 i. The monthly administrative charge;

 j. The cost of insurance for the following month;

 k. Any charges for extra benefits.

On any day other than a monthly anniversary day, the policy value is equal to the sum of the following:

 a. The policy value on the preceding day;

 b. Any increase due to net investment results in the value of the subaccounts to which the investment amount is allocated;

 c. Interest at not less than an annual rate of 4.0% (the General Account guaranteed interest rate) on amounts allocated to the General Account;

 d. Interest at not less than an annual rate of 4.0% on any outstanding loan amount;

 e. Any net premiums received since the preceding day.

Minus the sum of the following:

 f. Any decrease due to net investment results in the value of the subaccounts to which the investment amount is allocated;

 g. Any withdrawals;

 h. Any amount charged against the investment amount for federal or other gov-ernmental income taxes.

The charges and deductions described above are further discussed in Charges and deductions, page 7.

GROSS INVESTMENT RESULTS. The gross investment results are equal to the change in the market value of the assets of a fund from the previous valuation day to the current day, plus the investment income on those assets during the same pe-riod.

NET INVESTMENT RESULTS. The net investment results are the gross investment re-sults of a fund minus the asset management charges and any miscellaneous fund expenses, and minus the mortality and expense risk charge.

The value of the assets in the funds will be taken at their fair market value in accordance with accepted accounting practices and applicable laws and regu-lations.

                                   Account G

TRANSFER BETWEEN SUBACCOUNTS
Any time after the record date, the owner may request to transfer an amount from one subaccount to another. The request to transfer funds must be in writ-ing on a form suitable to Lincoln Life; transfers may be made by telephone re-quest only if the owner has previously authorized telephone transfers in writ-ing on a form suitable to Lincoln Life. Lincoln Life will follow reasonable procedures to determine that the telephone requester is authorized to request such transfers, including requiring certain identifying information contained in the written authorization. If such procedures are followed, Lincoln Life will not be liable for any loss arising from any telephone transfer. Transfers will take effect on the date that the request is received at the Home Office at Lincoln Life. A transfer charge of $10 is made for each transfer and is de-ducted from the amount transferred; however, the transfer charge is currently being waived for all transfers. The minimum amount which may be transferred be-tween subaccounts is $100. The maximum number of transfers allowed in a policy year is twelve.

TRANSFER TO AND FROM THE GENERAL ACCOUNT
Any time after the record date, the owner may also request to transfer amounts from the Separate Account to the General Account. However, transfers from the General Account to the Separate Account are subject to some restrictions. A maximum of 20% of the unloaned policy value in the General Account may be transferred to the Separate Account in any period of 12 consecutive months. However, as a current practice, the 20% maximum transfer limitation does not apply for the first 6 policy months. There is no minimum transfer amount; how-ever, if the unloaned amount in the General Account is $500 or less, the owner may transfer the entire unloaned amount out of the General Account. A transfer charge of $10 is made for each transfer and may be deducted from the amount transferred; however, the transfer charge is currently being waived for all transfers.

LOANS
At any time while the pol-
icy is in force the owner
may make written request
for a loan against the pol-
icy. A written loan agree-
ment will be executed be-
tween the owner and Lincoln
Life. The policy will be
the sole security for the
loan, and the policy must
be assigned to Lincoln Life
as part of the loan agree-
ment. Ordinarily, the loan
will be processed within
seven days from the date
the request for a loan is
received at the Home Office
of Lincoln Life. Payments
may be postponed under cer-
tain circumstances. (See
Postponement of payments,
page 16.)

A loan taken from, or secured by, a policy may have federal income tax conse-quences. In particular, adverse tax consequences may occur if the policy lapses with outstanding loans. (See Federal tax matters, pages 18-20.)

LOAN AMOUNT. The amount of all outstanding loans with interest may not exceed the policy value less surrender charge as of the date of the policy loan. If at any time the total of policy loans plus loan interest equals or exceeds the policy value less surrender charge, notice will be sent to the last known ad-dress of the owner, and any assignee of record, and the policy will enter into the grace period. If sufficient payment is not received within 61 days after notice is mailed, the policy will lapse and terminate without value. (See Pol-icy lapse and reinstatement, page 14.)

LOAN INTEREST. Interest on any loan will be payable annually in advance at an annual rate of 6.0%, which is 6.38% effective annual rate of interest. Any in-terest not paid when due will be added to the loan amount and will bear inter-est at the same policy loan rate.

DEDUCTION OF LOAN AND LOAN INTEREST. Ordinarily the amount of any loan or un-paid loan interest will be deducted from the General Account and the subaccounts in proportion to the value in each. The deduction may be made by some other method if the owner requests, and if such method is acceptable to Lincoln Life. Amounts deducted from the Separate Account will be transferred to the Lincoln Life General Account, where they will earn interest at an annual rate of not less than 4.0%; currently, loaned amounts earn interest at an an-nual rate of 4.95%. The amount will remain a part of the policy value, but will not be increased or decreased by investment results in the Separate Account. Therefore, the policy value could be more or less than what it would have been if the policy loan had not been made, depending on the investment results in the Separate Account compared to the interest credited to the assets trans-ferred to the General Account to secure the loan. In this way, a loan may have a permanent effect upon both the policy value and the death benefit and may in-crease the potential for policy lapse. In addition, outstanding policy loans reduce the death benefit.

LOAN REPAYMENTS. Loan repayments will ordinarily be allocated to the General Account and the subaccounts in accord with the most recent premium allocation. They may be allocated by some other method if the owner requests it, and if such method is acceptable to Lincoln Life. Any loan not repaid at the time of surrender of the policy, maturity, or death of the insured will be deducted from the amount otherwise payable.

WITHDRAWALS
Any time after the first policy year, and during the lifetime of the insured, a cash withdrawal may be made from the policy value. The amount and timing of the withdrawal is subject to certain limitations. The minimum withdrawal is $500 and only one withdrawal may be made during a policy year. During any year in which the surrender charge is greater than zero, the amount of the withdrawal may not be more than 20% of the net cash surrender value (except that Lincoln Life has the current practice of waiving the 20% limitation after the tenth policy year). During any year in which the surrender charge is equal to zero, the amount of the

                                   Account G
withdrawal may not be more than the net cash surrender value. A charge of $10 is made for each withdrawal and is deducted from the withdrawn amount; the bal-ance is paid to the owner. The owner should be aware that withdrawals may re-sult in the owner incurring a tax liability. (See Federal tax matters, pages 18-20.)

DEDUCTION OF WITHDRAWAL. When a withdrawal is made, the policy value will be reduced by the amount of the withdrawal. The amount will be deducted from the General Account and the subaccounts in proportion to the values in the General Account and the subaccounts. The deduction may be made by some other method if the owner requests it, and if such method is acceptable to Lincoln Life.

EFFECT OF WITHDRAWALS ON DEATH BENEFIT AND COST OF INSURANCE. A withdrawal may affect the death benefit amount in one of several ways. First, if the death benefit type is Type 1, the specified amount will automatically be reduced by the amount of the withdrawal, and thus will lower the death benefit by the same amount. If the death benefit is Type 2, this reduction in the specified amount does not occur, but the death benefit is lowered by the amount the policy value is decreased by the withdrawal. In addition, since the death benefit is re-quired to be at least equal to the specified percentage multiplied times the policy value, a reduction in the policy value will sometimes result in a reduc-tion in the death benefit equal to the specified percentage times the reduction in policy value. (See Death benefit and death benefit types, page 10.) In such cases, where the death benefit is reduced by an amount greater than the with-drawal, the subsequent cost of insurance will be reduced (under either type of death benefit) to reflect the excess reduction in death benefit.

No withdrawal will be allowed if the resulting insured's specified amount would be less than $50,000. The request for withdrawal must be in writing on a form suitable to Lincoln Life.

Ordinarily, withdrawals will be processed within seven days from the date the request for a withdrawal is received at the Home Office of Lincoln Life. Pay-ment of the withdrawal amount may be postponed under certain circumstances. (See Postponement of payments, page 16.)

POLICY LAPSE AND REINSTATEMENT
During the first two policy years, insurance coverage under the policy will be continued in force as long as the total premiums paid (minus any partial with-drawals and minus any outstanding loans) equals or exceeds the death benefit guarantee monthly premium times the number of months since the policy date, in-cluding the current month. Unless coverage is being continued under the death benefit guarantee (see Death benefit guarantee, page 11) lapse will occur when the policy value less surrender charges and less outstanding loans is insuffi-cient to cover the monthly deductions and the grace period expires without a sufficient payment. Insurance coverage will continue during the grace period, but the policy will be deemed to have no policy value for purposes of policy loans and surrenders. Regardless of premium payments or current net cash sur-render value, coverage will never be continued beyond the maturity date of the policy.

A grace period of 61 days will begin on the date Lincoln Life sends a notice of any shortfall to the last known address of the owner or any assignee. The owner must, during the grace period, make a payment sufficient to cover the monthly deductions and any other charges due under the policy until the end of the grace period. Failure to make a sufficient payment during the grace period will cause the policy to lapse. If lapse occurs during the first two policy years, any excess sales charge will be returned to the owner. If the insured dies dur-ing the grace period, regardless of the cause of the grace period, any due and unpaid monthly deductions will be deducted from the death benefit.

A lapsed policy may be reinstated at any time within five years after the date of lapse and before the maturity date by submitting evidence of insurability satisfactory to Lincoln Life and a premium sufficient to keep the policy in force for two months. The effective date of a reinstatement will be the first monthly anniversary day on or next following the day the application for rein-statement is approved.

SURRENDER OF THE POLICY
The owner may surrender the policy at any time during the lifetime of the in-sured and receive the net cash surrender value. The net cash surrender value is equal to the policy value minus any surrender charge, minus any outstanding loan and plus any unearned loan interest. If surrender occurs during the first two policy years, any excess sales charge will be returned to the owner. The request must be made in writing on a form suitable to Lincoln Life. The request will be effective the date the request is received in the Home Office of Lin-coln Life, or at a later date if so requested by the owner. Ordinarily, the surrender will be processed within seven days from the date the request for surrender is received at the Home Office of Lincoln Life. The surrender of the policy may have tax consequence.

PROCEEDS AND PAYMENT OPTIONS
PROCEEDS. The amount payable under the policy on the maturity date, on the sur-render of the policy, or upon the death of any insured person is called the proceeds of the policy.

The proceeds to be paid on the death of the insured will be the death benefit minus any outstanding policy loan, and plus any unearned loan interest. The proceeds to be paid on the surrender of the policy or on the maturity date will be the net cash surrender value.

Any amount to be paid at the death of the insured or any other termination of this policy will be paid in one

                                   Account G
sum unless otherwise provided. Interest will be paid on this amount from date of death or maturity to date of payment at a specified rate, not less than that required by law. All or part of the sum of this amount and such interest cred-ited to date of payment will be applied to any payment option.

To the extent allowed by law, proceeds are not to be subject to any claims of a beneficiary's creditors.

PAYMENT OPTIONS. Upon written request, all or part of the proceeds and interest credited thereon may be applied to any payment option available from Lincoln Life at the time payment is to be made. Under certain conditions, payment op-tions will only be available with the consent of Lincoln Life. Such conditions will exist if the proceeds to be settled under any option are $2,500 or less, or if any installment or interest payment is $25 or less. In addition, if any payee is a corporation, partnership, association, trustee, or assignee, ap-proval by Lincoln Life is needed before any proceeds can be applied to a pay-ment option.

The owner may elect any payment option while the insured is alive and may change that election if that right has been reserved. When the proceeds become payable to a beneficiary, the beneficiary may elect any payment option if the proceeds are available to the beneficiary in one sum.

The option date is any date the policy terminates under the termination provi-sion.

Any proceeds payable under the policy may also be settled under any other method of settlement offered by Lincoln Life on the option date. Additional in-terest as determined by Lincoln Life may be paid or credited from time to time in addition to the payments guaranteed under a payment option.

When proceeds become payable under a payment option, a payment contract will be issued to the payee in exchange for the policy. Such payment contract may not be assigned. Any change in payment option may be made only if it is provided for in the payment contract. Under some of the payment options, proceeds may be withdrawn under such payment option if provided for in the payment contract. The amount to be withdrawn varies by the payment option.

GENERAL PROVISIONS

THE CONTRACT
The entire contract consists of the policy plus the application and any supple-mental application, plus any riders, plus any amendments. The policy is issued in consideration of the application and payment of the Initial premium. Only statements in the application and any supplemental applications can be used to contest the validity of the policy or defend a claim. These statements are, in the absence of fraud, considered representations and not warranties. A change in the policy will be binding on Lincoln Life only if the change is in writing and the change is made by the President, Vice President, Secretary, or Assis-tant Secretary of Lincoln Life.

The policy is nonparticipating; it will not share in the profit or surplus earnings of Lincoln Life.

SUICIDE
If the insured commits suicide, while sane or insane, within two years from the policy date, the total liability of Lincoln Life under the policy will be the premiums paid, minus any policy loan, plus any unearned loan interest, minus any prior withdrawals, and minus the cost of any riders.

If the insured commits suicide, while sane or insane, within two years from the effective date of any increase in insurance, our total liability with respect to such increase will be its cost of insurance and monthly charges.

If the insured commits suicide, while sane or insane, within two years from the effective date of any reinstatement, our total liability with respect to such reinstatement will be the premiums paid since the effective date of the rein-statement, minus any policy loan, plus any loan interest, minus any prior with-drawals, and minus the cost of any riders.

REPRESENTATIONS AND CONTESTABILITY
All statements made in an application by, or on behalf of, the insured will, in the absence of fraud, be deemed representations and not warranties. Statements may be used to contest a claim or validity of the policy only if these state-ments are contained in the application for issue, reissue, or reinstatement, or in any supplemental application, and a copy of that application or supplemental application is attached to the policy. The policy will not be contestable after it has been in force for two years from the policy date during the lifetime of the insured. Also, any increase in coverage or any reinstatement will not be contestable after that increase or reinstatement has been in force two years from its effective date during the lifetime of the insured. Any contest will then be based only on the application for the increase or reinstatement and will be subject to the same conditions as for contest of the policy.

INCORRECT AGE OR SEX
If there is an error in the age or sex of the insured, the excess of the death benefit over the policy value will be adjusted to that which would be purchased by the most recent cost of insurance at the correct age and sex. The resulting death benefit will not be less than the percentage of the policy value required by the death benefit provision at the insured's correct age.

CHANGE OF OWNER OR BENEFICIARY
The owner of the policy is the owner identified in the application, or a suc-cessor. All rights of the owner belong

                                   Account G
to the owner while the insured is alive. The rights pass to the estate of the owner if the owner dies before the insured. The owner may transfer all owner-ship rights and privileges to a new owner. The request must be in writing on a form suitable to Lincoln Life. The change will be effective the day that the request is received in the Home Office of Lincoln Life. Lincoln Life will not be responsible for any payment or other action taken before having recorded the transfer. A change of ownership will not, in and of itself, affect the interest of any beneficiary. A change of ownership may have tax consequences.

The beneficiary is identified in the application for the policy, and will re-ceive the proceeds when the insured dies. The beneficiary may be changed by the owner while the insured is alive, and provided that any prior designation does not prohibit such a change. A change will revoke any prior designation of the beneficiary. The request to change beneficiary must be in writing on a form suitable to Lincoln Life. Lincoln Life reserves the right to require the policy for endorsement of the change of beneficiary designation.

If not otherwise provided, the interest of any beneficiary who dies before the insured will pass to any other beneficiaries according to their interest. Fur-thermore, if no beneficiary survives the insured, the proceeds will be paid in one sum to the owner, if living. If the owner is not living, the proceeds will be paid to the owner's estate.

ASSIGNMENT
Any assignment of the policy will not be binding on Lincoln Life unless it is in writing on a form suitable to Lincoln Life and is received at the Home Of-fice. Lincoln Life will not be responsible for the validity of any assignment, and reserves the right to require the policy for endorsement of any assignment. An assignment of the policy may have tax consequences.

REPORTS AND RECORDS
Lincoln Life will maintain all records relating to the Separate Account. Lin-coln Life will mail to the owner at least once each year a report, without charge, which will show the current policy value, the current net cash surren-der value, the current death benefit, any current policy loans, any premiums paid, any cost of insurance charges deducted, and any withdrawals made. The report will also include any other data that may be required where the contract is delivered.

In addition, Lincoln Life will provide to policyowners semiannually, or other-wise as may be required by regulations under the Investment Company Act of 1940, a report containing information about the operations of the funds.

Lincoln Life has entered into an agreement with Delaware Management Holdings, Inc., 2005 Market Street, Philadelphia, PA 19203, to provide accounting serv-ices to the Separate Account.

PROJECTION OF BENEFITS AND VALUES
At the owner's request, Lincoln Life will provide a report to the owner which shows projected future results. The request must be in writing on a form suit-able to Lincoln Life. The report will be comparable in format to those shown in Appendix D and will be based on assumptions in regard to the death benefit as may be specified by the owner, planned premium payments as may be specified by the owner, and such other assumptions as are necessary and specified either by the owner or Lincoln Life. A reasonable fee may be charged for this projection.

POSTPONEMENT OF PAYMENTS
Payments of any amount payable on surrender, loan, or benefits payable at death or maturity may be postponed whenever: (i) the New York Stock Exchange is closed other than customary week-end and holiday closings, or trading on the New York Stock Exchange is restricted as determined by the Securities and Ex-change Commission; (ii) the Commission by order permits postponement for the protection of owners; or (iii) an emergency exists, as determined by the Com-mission, as a result of which disposal of securities is not reasonably practi-cal or it is not reasonably practical to determine the value of the Separate Account's net assets. Transfers may also be postponed under such circumstances.

Requests for surrenders or policy loans of policy values representing premiums paid by check may be delayed until such time as the check has cleared the own-er's bank.

RIDERS
The availability of the riders listed below is subject to approval by the State Insurance Department of the State in which the policy is issued, and is also subject to the current underwriting and issue procedures in place at the time of the application. The underwriting and issue procedures are subject to change without notice.

TERM RIDER FOR COVERED INSURED. The spouse and/or children of the Primary In-sured may be added as an Other Insured on the base plan. Likewise, other indi-viduals can be added as an Other Insured. The Term Rider for Covered Insured is a term rider available for issue ages 0 to 80 and the cost of insurance is de-ducted monthly for this benefit. Up to three such riders may be added to a base policy. The maximum amount which may be issued on any rider equals the amount of coverage on the policy multiplied times 19. The minimum amount is $10,000 for each Other Insured.

CHILDREN'S TERM RIDER. The Children's Term Rider is a term rider available for children (natural, adopted, or stepchild) of the Primary Insured. Children 15 days to age 24 inclusive are covered. The rider is available in units of $1,000 with a minimum of $2,000 and a maxi-

                                   Account G
mum of $20,000 per any one family. The cost of insurance for this rider is de-ducted monthly.

GUARANTEED INSURABILITY RIDER. This rider is available for issue ages 0 to 40 and it is available for the Primary Insured, and/or those covered under the Term Rider for Covered Insured. This rider allows the Covered Insured to pur-chase, without evidence of insurability, additional insurance on the option dates, or alternate option dates. It can be purchased in units of $1,000, with a minimum amount of $10,000 and a maximum amount of $100,000 or the specified amount, if less. Total amount of options exercised may not exceed five times the option amount. There are eight regular option dates, beginning at age 25, every three years thereafter, and the last option is at age 46. An alternate option date will occur three months after marriage, birth of a child, or adop-tion of a child. Exercising an alternate option date reduces the next regular option date. This rider is not available for substandard risks. The cost of in-surance for this rider is deducted monthly from the policy value.

ACCIDENTAL DEATH BENEFIT RIDER. This rider is available for the Primary In-sured, and/or those covered under the Term Rider for Covered Insured. The Acci-dental Death Benefit Rider provides an additional life insurance benefit in the case of accidental death. It is available for ages 5 through 69. The minimum amount which can be purchased is $10,000 and the maximum amount is two times the specified amount on the Covered Insured, not to exceed a total of $350,000 in all policies, in all companies, for that insured. The cost of insurance for this rider is deducted monthly from the policy value.

WAIVER OF COST OF INSURANCE RIDER. This rider is available for ages 5 through
64. it waives the total cost of insurance for the policy, the monthly charge, and the cost of any additional benefit riders, after the Primary Insured has been totally disabled for six consecutive months and the claim for total dis-ability has been approved. The cost of insurance for this rider is deducted monthly from the policy value.

DISABILITY BENEFIT PAYMENT RIDER. This rider is available for ages 5 through
64. If the Covered Insured (Primary Insured or other insureds) under this rider has been totally disabled for six consecutive months, and the claim for total disability has been approved, a disability benefit amount will be paid as a premium to the policy. The minimum benefit which can be selected is $50 per month. The maximum is two times the planned periodic premium. The cost of in-surance for this rider is deducted monthly from the policy value.

CONVALESCENT CARE BENEFIT RIDER. This rider may be available in several forms which differ by the amount and duration of benefit payments and also by the conditions required to receive benefit payments. The rider is available for the Primary Insured only and its availability may stipulate certain minimum or max-imum policy specified amounts. The rider provides benefit payments when the health of the insured is such that covered convalescent care services are nec-essary. The cost of insurance for this rider is deducted monthly from the pol-icy value.

CONTINGENT OPTION RIDER. The Contingent Option Rider is a guaranteed insurabil-ity rider that gives the owner the right to purchase an additional policy with-out evidence of insurability upon the death of the designated person (the op-tion life). Available to issue ages 20 through 80. The cost of insurance for this rider is based on the Contingent Option Amount and is deducted monthly from the policy value.

RETIREMENT OPTION RIDER. The Retirement Option Rider is a guaranteed insurabil-ity rider that gives the owner the right to purchase an additional policy with-out evidence of insurability within 60 days after a specific date (the option date). The option date, determined at the issue of the rider, may be the own-er's anticipated retirement date or some other date after which additional in-surance may be needed. Available to issue ages 20 through 70. The cost of in-surance for this rider is based on the Retirement Option Amount and is deducted monthly from the policy value.

ACCELERATED BENEFIT ELECTION RIDER. This rider is available to issue ages 0 through 80 and gives the owner the right to receive a portion of the death ben-efit prior to death if the insured is diagnosed as having an illness which with reasonable medical certainty will cause death within 12 months. Upon receipt of proof of loss, up to one-half of the eligible death benefit (as defined in the Rider) may be advanced to the owner in cash as an initial accelerated benefit. A limited amount of subsequent accelerated benefit is also available to pay premiums and interest charges required on the policy. The amount of all ad-vanced accelerated benefits creates an interest-bearing lien against the death benefit otherwise payable at death. There is no cost of insurance for this rid-er, but an administrative expense charge is payable upon application for bene-fits.

DISTRIBUTION OF THE POLICY

Lincoln Life intends to offer the policy in all jurisdictions where it is li-censed to do business. Lincoln Life, the principal underwriter for the poli-cies, is registered with the Securities and Exchange Commission under the Secu-rities Exchange Act of 1934 as a broker-dealer and is a member of the National Association of Securities Dealers (NASD). The principal business address of Lincoln Life is 1300 South Clinton Street, Fort Wayne, Ind. 46802.

The policy will be sold by individuals who, in addition to being licensed as life insurance agents for Lincoln Life, are also its registered representa-tives. These representatives ordinarily receive commissions and service fees up to 60% of the first year required premium (the

                                   Account G
death benefit guarantee monthly premium times 12), plus up to 3% of all other premiums paid, plus .25% of accumulated policy values in the third policy year and each year thereafter. The local agency receives additional compensation on the first year required premium and all additional premiums, plus a small per-centage of accumulated policy values. In some situations, the local agency may elect to share its commission with the registered representative. Selling rep-resentatives are also eligible for bonuses and non-cash compensation if certain production levels are reached. All compensation is paid from Lincoln Life's re-sources, which include sales charges made under this policy.

FEDERAL TAX MATTERS

The following discussion is intended to provide a general description of the federal income tax considerations associated with the policy. It does not pur-port either to be complete or to cover all situations; this discussion is not intended to be taken as tax advice. Consult a qualified tax advisor for more complete information. This discussion is based upon Lincoln Life's understand-ing of the present Federal income tax laws as they are currently interpreted by the Internal Revenue Service. No representation is made as to the likelihood of continuation of the present federal income tax laws or of the current interpre-tation by the Internal Revenue Service. Federal tax laws may change without no-tice and as a result the taxable consequences to the insured, policyowner, or beneficiary may be altered.

TAX STATUS OF THE POLICY
Section 7702 of the Internal Revenue Code of 1986, as amended (the Code) in-cludes a definition of a life insurance contract for federal tax purposes. This definition can be satisfied by complying with either of two tests set forth in section 7702. Although the Secretary of the Treasury (the Treasury) is autho-rized to prescribe regulations interpreting the manner in which the tests under section 7702 are to be applied, such regulations have not been issued. In addi-tion, section 7702 of the Code was amended by imposing certain modified re-quirements with respect to the mortality (i.e., cost of insurance) and other expense charges that are to be used in determining compliance of the policies with section 7702. Guidance as to how these modified requirements are to be ap-plied is extremely limited. If a policy was determined not to be a life insur-ance contract for purposes of section 7702, such policy would not provide most of the tax advantages normally provided by a life insurance policy.

With respect to a policy (other than a policy in respect of a smoker) issued on the basis of a standard rate class or a rate class involving a lower mortality risk (i.e., preferred basis), while there is some uncertainty due to the lack of regulations and the limited guidance on the modified section 7702 require-ments, Lincoln Life none theless believes that such a policy should meet the section 7702 definition of a life insurance contract. With respect to a policy issued on a substandard basis (i.e., a rate class involving higher than stan-dard mortality risk), a policy in respect of a smoker issued on a standard rate class or a rate class with a lower mortality risk, or a policy which has a last survivor of multiple insureds or first to die of multiple insureds feature, there is even less guidance in particular as to how the modified requirements are to be applied in determining whether such a policy meets the section 7702 definition of a life insurance contract. Thus, it is not clear whether or not such a policy would satisfy section 7702, particularly if the owner pays the full amount of premiums permitted under the policy. It if is subsequently de-termined that a policy does not satisfy section 7702, Lincoln Life will take whatever steps are appropriate and necessary to cause such a policy to comply with section 7702, including possibly refunding any premiums paid that exceed the limitations allowable under section 7702 (together with interest or other earnings on any premiums refunded as required by law). For these reasons, Lin-coln Life reserves the right to modify the policy as necessary to qualify it as a life insurance contract under section 7702.

Section 817(h) of the Code authorizes the Treasury to set standards by regula-tion or otherwise for the investments of the Separate Account to be "adequately diversified" in order for the policy to be treated as a life insurance contract for federal tax purposes. The Separate Account, through the various funds in which it invests, intends to comply with the diversification requirements pre-scribed in Treasury Regulations, which affect how each fund's assets may be in-vested. Lincoln Life does not have control over the American Variable Insurance Series or its investments. Nonetheless, Lincoln Life believes that the funds will be operated in compliance with the requirements prescribed by the Trea-sury.

The regulations relating to diversification requirements do not provide guid-ance concerning the extent to which policyowners may direct their investments to the subaccounts of a Separate Account. When additional guidance is provided, the policy may need to be modified to comply with such guidance. It is not clear what this additional guidance will provide nor whether it will be applied on a prospective basis only. For these reasons, Lincoln Life reserves the right to modify the policy as necessary to prevent the owner from being considered the owner of the assets of the Separate Account or otherwise to qualify the policy for favorable tax treatment.

The Treasury Department has indicated that guidelines may be forthcoming under which a variable life contract will not be treated as a life insurance contract for tax purposes if the owner of the contract has excessive control over the investments underlying the contract. The issuance of such guidelines may re-quire the company to impose limitations on a contract owner's right

                                   Account G
to control the investment. It is not known whether any such guidelines would have a retroactive effect.

The following discussion assumes that the policy will qualify as a life insur-ance contract for federal income tax purposes.

TAX TREATMENT OF POLICY BENEFITS
1. IN GENERAL. Lincoln Life believes that the proceeds and cash value increases of a policy should be treated in a manner consistent with a fixed benefit life insurance policy for federal income tax purposes. Thus, the death benefit under the policy should be excludable from the gross income of the beneficiary under
Section 101(a)(1) of the Code.

A change in a policy's specified amount, a change in death benefit option, the payment of premiums, the addition of additional insurance, a policy loan, a partial withdrawal, a lapse with outstanding indebtedness, exchange of a poli-cy, or a surrender may have tax consequences depending upon the circumstances. In addition, federal estate and generation skipping transfer, and state and lo-cal estate inheritance, and other tax consequences of ownership or receipt of policy proceeds depend upon the circumstances of each owner or beneficiary. A competent tax advisor should be consulted for further information. Generally, the owner will not be deemed to be in constructive receipt of the cash value, including increments thereof, under the policy until there is a distribution. The tax consequences of distributions from, and loans taken from or secured by, a policy depend on whether the policy is classified as a "Modified Endowment Contract" under section 7702A.

2. MODIFIED ENDOWMENT CONTRACTS. A policy may be treated as a Modified Endow-ment Contract depending upon the amount of premiums paid in relation to the death benefit provided under such policy. In addition, if a policy is "materi-ally changed," it may be treated as a Modified Endowment Contract depending upon such relationship after such change. The premium limitation and material change rules for determining whether a policy is a Modified Endowment Contract are extremely complex. Moreover, due to the policy's flexibility, classifica-tion of a policy as a Modified Endowment Contract will depend upon the circum-stances of each policy. Accordingly, a prospective owner should contact a com-petent tax advisor before purchasing a policy to determine the circumstances in which the policy would be a Modified Endowment Contract. In addition, an owner should contact a competent tax advisor before paying any additional premium or making any other change to, including an exchange of, a policy to determine whether such premium payment or change would cause the policy to be treated as a Modified Endowment Contract.

Lincoln Life will monitor premiums paid into each policy after the date of this Prospectus to determine when a premium payment will exceed the 7-pay limitation and cause the policy to become a Modified Endowment Contract. In simplified terms, the 7-pay limitation is satisfied only if the accumulated premiums paid under a policy do not at any time during the first seven policy years exceed the sum of the equal annual premiums that would have been paid for a similar policy providing for fully funded benefits at the end of the seven year period. If the owner has given Lincoln Life instructions that the policy should not be allowed to become a Modified Endowment Contract, any premiums in excess of the 7-pay limitation will first be applied to reduce any outstanding loan on the policy, and any further excess will be refunded to the owner within 7 days. If the owner has not given Lincoln Life instructions to the contrary, however, the premium will be paid into the policy and a letter of notification of Modified Endowment Contract status will be sent to the owner. The letter of notification will include the available options, if any, for remedying the Modified Endow-ment Contract status of the policy.

3. DISTRIBUTIONS FROM POLICIES CLASSIFIED AS MODIFIED ENDOWMENT CONTRACTS. Pol-icies classified as Modified Endowment Contracts are subject to the following tax rules: First, all distributions, including distributions upon surrender and benefits paid at maturity, from such a policy are treated as ordinary income subject to tax up to the amount equal to the excess (if any) of the cash value immediately before the distribution over the investment in the policy (de-scribed below) at such time. Second, loans taken from, or secured by, such a policy are treated as distributions from such a policy and taxed accordingly. Third, a 10 percent additional income tax is imposed on the portion of any dis-tribution from, or loan taken from or secured by, such a policy that is in-cluded in income except where the distribution or loan is made on or after the owner attains age 59 1/2, is attributable to the owner's becoming disabled, or is part of a series of substantially equal periodic payments for the life of the owner or the joint lives of the owner and the owner's beneficiary. Fourth, the cost of insurance for certain riders which are not "qualified additional benefits" such as the Convalescent Care Rider may be treated as distributions from such a policy and taxed accordingly.

4. DISTRIBUTIONS FROM POLICIES NOT CLASSIFIED AS MODIFIED ENDOWMENT CONTRACTS. Distributions from a policy that is not classified as a Modified Endowment Con-tract are generally treated as first recovering the investment in the policy (described below) and then, only after the return of all such investment in the policy, as distributing taxable income. An exception to this general rule oc-curs in the case of a decrease in the specified amount, a change in death bene-fits from Type 2 to Type 1, or any other change that reduces benefits under the policy in the first 15-years after the policy is issued and that results in a cash distribution to the owner in order for the policy to continue complying with the section 7702 definitional limits. In that case, such distribution will be taxed in whole or in part as ordinary income (to the extent of any gain in the policy) under rules prescribed in section 7702.

                                   Account G

Loans from, or secured by, a policy that is not a Modified Endowment Contract are not treated as distributions. Instead, such loans are treated as indebted-ness of the owner.

Upon a complete surrender or lapse of a policy that is not a Modified Endowment Contract, or when benefits are paid at such a policy's maturity date, if the amount received plus the amount of indebtedness exceeds the total investment in the policy, the excess will generally be treated as ordinary income subject to tax.

Finally, neither distributions (including distributions upon surrender or lapse) nor loans from, or secured by, a policy that is not a Modified Endowment Contract are subject to the 10 percent additional income tax.

5. POLICY LOAN INTEREST. Generally, interest paid on any loan under a policy which is owned by an individual is not deductible. In addition, interest on any loan under a policy owned by a taxpayer and covering the life of any individual who is an officer of or is financially interested in the business carried on by that taxpayer will not be tax deductible to the extent the aggregate amount of such loans with respect to contracts covering such individual exceeds $50,000. No amount of policy loan interest is, however, deductible if the policy was deemed for Federal tax purposes to be a single premium life insurance contract. For interest paid or accrued after October 13, 1996, additional rules apply which may reduce or eliminate any interest deduction. The owner should consult a competent tax advisor concerning the rules and limitations.

6. INVESTMENT IN THE POLICY. Investment in the policy means (i) the aggregate amount of any premiums or other consideration paid for a policy, minus (ii) the aggregate amount received under the policy which is excluded from the gross in-come of the owner (except that the amount of any loan from, or secured by, a policy that is a Modified Endowment Contract, to the extent such amount is ex-cluded from gross income, will be disregarded), plus, (iii) the amount of any loan from, or secured by, a policy that is a Modified Endowment Contract to the extent that such amount is included in the gross income of the owner.

7. MULTIPLE POLICIES. All Modified Endowment Contracts that are issued by Lin-coln Life (or its affiliates) to the same owner during any calendar year are treated as one Modified Endowment Contract for purposes of determining the amount includible in gross income under section 72 (e) of the Code.

8. TAXATION OF CONVALESCENT CARE BENEFIT RIDER AND ACCELERATED BENEFIT ELECTION RIDER. Lincoln Life believes that any benefits paid under the Accelerated Bene-fit Election Rider generally will be excludable from the recipient's income. It is unclear whether Convalescent Care Benefit Riders issued prior to January 1, 1997, constitute qualified long-term care insurance contracts under the Code. If a rider is qualified, long-term care benefits generally will be excludable from income. (Benefits received may be includable in income, however, if other long-term care insurance contracts or riders cover the insured.) If a rider is not qualified, benefits may be includable in income. In addition, Convalescent Care Benefit Riders issued after December 31, 1996, do not constitute qualified long-term care insurance contracts under the Code. Thus, benefits received from such riders may be includable in income.

TAXATION OF THE SEPARATE ACCOUNT
Lincoln Life does not initially expect to incur any income tax upon the earn-ings or the realized capital gains attributable to the Separate Account. Based upon these expectations, no charge is being made currently to the Separate Ac-count for federal income taxes which may be attributable to the Separate Ac-count. If, however, Lincoln Life determines that it may incur such taxes, it may assess a charge for those taxes from the policy.

VOTING RIGHTS

To the extent required by law, Lincoln Life will vote shares of the funds held in the Separate Account at regular and special shareholder meetings of the funds in accordance with instructions received from persons having voting in-terests in the Separate Account. If, however, the Investment Company Act of l940 or any regulation thereunder should be amended or if the present interpre-tation thereof should change, and as a result Lincoln Life determines that it is permitted to vote the fund shares in its own right, it may elect to do so.

The number of votes which each policyowner has the right to instruct will be determined as one vote for each $100 of policy value in each subaccount. Frac-tional shares will be allocated for amounts less than $100. The number of votes which the policyowner has the right to instruct will be determined as of the date coincident with the date established by the various series for determining shareholders eligible to vote at the meetings of the funds. Voting instructions will be solicited by written communications prior to such meeting in accordance with procedures established by the funds. Lincoln Life will vote shares of each fund as to which no timely instructions are received in proportion to the vot-ing instructions which are received with respect to all policies participating in that fund. Each person having a voting interest will receive proxy material, reports and other materials relating to the appropriate portfolio.

DISREGARD OF VOTING INSTRUCTIONS. Lincoln Life may, when required by state in-surance regulatory authorities, disregard voting instructions if the instruc-tions require that the shares be voted so as to cause a change in the sub-clas-sification or investment objective of any of the series of a fund or to approve or disapprove an

                                   Account G
investment advisory contract for a fund. In addition, Lincoln Life itself may disregard voting instructions in favor of changes initiated by a policyowner in the investment policy or the investment advisor of a fund if Lincoln Life rea-sonably disapproves of such changes. A change would be disapproved only if the proposed change is contrary to state law or prohibited by state regulatory au-thorities or Lincoln Life determined that the change would have an adverse ef-fect on its General Account in that the proposed investment policy for any fund may result in overly speculative or unsound investments. In the event Lincoln Life does disregard voting instructions, a summary of that action and the rea-sons for such action will be included in the next semiannual report to policyowners.

STATE REGULATION OF LINCOLN LIFE AND THE SEPARATE ACCOUNT

Lincoln Life, a stock life insurance company organized under the laws of Indi-ana, is subject to regulation by the Insurance Department of the State of Indi-ana. An annual statement is filed with the Indiana Department of Insurance (De-partment) on or before March 1st of each year covering the operations and re-porting on the financial condition of Lincoln Life as of December 31 of the preceding year. Periodically, the Department examines the liabilities and re-serves of Lincoln Life and the Separate Account and certifies their adequacy, and a full examination of Lincoln Life's operations is conducted by the Depart-ment at least once every five years.

In addition, Lincoln Life is subject to the insurance laws and regulations of other states within which it is licensed or may become licensed to operate. Generally, the Insurance Department of any other state applies the laws of the state of domicile in determining permissible investments.

SAFEKEEPING OF THE SEPARATE ACCOUNT'S ASSETS

Lincoln Life holds title to the assets of the Separate Account. The assets are kept physically segregated and held separate and apart from the General Account assets. Records are maintained of all purchases and redemptions of fund shares held by each subaccount. Additional protection is provided in the form of a blanket fidelity bond which covers directors and employees of Lincoln Life. The bond, which was issued by Fidelity and Deposit Co. of Maryland covers up to $25,000,000.

The funds do not issue certificates. Thus, Lincoln Life holds the Separate Ac-count's assets in an open account in lieu of stock certificates.

LEGAL PROCEEDINGS

There are no material legal or administrative proceedings pending or known to be contemplated, other than ordinary routine litigation incidental to the busi-ness, to which Lincoln Life or the Separate Account are party or to which any of their property is subject.

EXPERTS

The financial statements of the Separate Account and the financial statements and schedules of Lincoln Life appearing in this prospectus and registration statement have been audited by Ernst & Young LLP, independent auditors, as set forth in their reports which also appear elsewhere in this document and in the registration statement. The financial statements and schedules audited by Ernst & Young LLP have been included in this document in reliance on their reports given on their authority as experts in accounting and auditing.

Actuarial matters included in this prospectus have been examined by Denis G. Schwartz, FSA, as stated in the opinion filed as an exhibit to the registration statement.

ADDITIONAL INFORMATION

A registration statement has been filed with the Securities and Exchange Com-mission, under the Securities Act of 1933, as amended, with respect to the pol-icy offered hereby. This prospectus does not contain all the information set forth in the registration statement and the amendments and exhibits to such registration statement, to all of which reference is made for further informa-tion concerning the Separate Account, Lincoln Life and the policy offered here-by. Statements contained in this prospectus as to the contents of the policy and other legal instruments are summaries. For a complete statement of the terms thereof reference is made to such instruments as filed.

                                   Appendix A
APPENDIX A


Base minimum premiums                   Prf = Preferred nonsmoker
                                        NS
Per $1,000 of specified amount*         Std = Standard nonsmoker
                                        NS
Male (or unisex), age on policy date    Prf = Preferred smoker
                                        SM
                                        Std = Standard smoker
                                        SM

Age   Prf NS   Std NS   Prf SM   Std SM   Age   Prf NS   Std NS   Prf SM   Std SM
---------------------------------------------------------------------------------
  0     **      3.62      **       **
---------------------------------------------------------------------------------
  1             2.12                       41    8.33     8.81    11.82    12.18
  2             2.12                       42    8.80     9.28    12.88    13.24
  3             2.12                       43    9.17     9.77    13.81    14.29
  4             2.12                       44    9.69    10.29    15.17    15.53
  5             2.12                       45   10.12    10.84    16.46    16.94
---------------------------------------------------------------------------------
  6             2.12                       46   10.59    11.43    17.58    18.18
  7             2.12                       47   11.34    12.18    18.69    19.41
  8             2.13                       48   11.98    13.06    20.10    20.82
  9             2.21                       49   12.86    13.94    21.52    22.24
 10             2.31                       50   13.80    15.00    22.98    23.82
---------------------------------------------------------------------------------
 11             2.41                       51   14.92    16.24    24.75    25.59
 12             2.65                       52   16.03    17.47    26.57    27.53
 13             3.00                       53   17.27    18.71    28.74    29.82
 14             3.18                       54   18.73    20.29    31.04    32.12
 15             3.35                       55   20.26    22.06    33.39    34.59
---------------------------------------------------------------------------------
 16    3.59     3.71     4.29     4.41     56   21.90    23.82    35.66    36.98
 17    3.94     4.06     4.64     4.76     57   23.72    25.76    36.62    38.06
 18    4.12     4.24     4.82     4.94     58   25.72    27.88    37.59    39.15
 19    4.12     4.24     4.82     4.94     59   27.78    30.18    38.68    40.36
 20    4.12     4.24     5.00     5.12     60   30.13    32.65    39.90    41.70
---------------------------------------------------------------------------------
 21    4.12     4.24     5.05     5.29     61   32.83    35.47    41.25    43.17
 22    4.12     4.24     5.05     5.29     62   34.55    37.43    42.79    44.83
 23    4.12     4.24     5.23     5.47     63   35.58    38.70    44.46    46.74
 24    4.12     4.24     5.41     5.65     64   36.80    40.04    46.01    48.65
 25    4.12     4.24     5.41     5.65     65   38.03    41.51    47.93    50.57
---------------------------------------------------------------------------------
 26    4.17     4.29     5.41     5.65     66   39.32    43.04    49.73    52.61
 27    4.36     4.48     5.41     5.65     67   40.80    44.64    51.53    54.65
 28    4.57     4.69     5.41     5.65     68   42.34    46.42    53.46    56.82
 29    4.78     4.90     5.60     5.84     69   44.08    48.40    55.58    59.18
 30    5.01     5.13     5.94     6.18     70   46.07    50.51    57.83    61.67
---------------------------------------------------------------------------------
 31    5.26     5.38     6.18     6.42     71   48.06    52.74    60.20    64.28
 32    5.52     5.64     6.50     6.74     72   50.55    55.23    62.77    67.09
 33    5.80     5.92     6.84     7.08     73   53.11    58.03    65.66    70.22
 34    6.09     6.21     7.20     7.44     74   56.43    61.35    68.93    73.85
 35    6.40     6.52     7.58     7.82     75   60.02    65.18    72.89    77.81
---------------------------------------------------------------------------------
 36    6.73     6.85     7.99     8.23     76   63.97    69.13    77.15    81.83
 37    7.08     7.20     8.42     8.66     77   68.06    73.22    81.16    85.72
 38    7.21     7.57     9.11     9.35     78   72.51    77.55    85.35    89.55
 39    7.60     7.96     9.88    10.24     79   77.69    82.37    89.73    93.57
 40    8.02     8.38    10.76    11.12     80   83.61    87.93    94.48    97.84
---------------------------------------------------------------------------------

 * To determine the death benefit guarantee monthly premium, multiply the spec-ified amount divided by 1000 times the number shown for the age and classifi-cation of the insured, then add $100 per policy and divide the result by 12. Additional amounts are required for riders and/or substandards.

** This classification is not available below the age of 16.

                                   Appendix A
APPENDIX A CONTINUED

Base minimum premiums                   Prf NS= Preferred Nonsmoker
Per $1,000 of specified amount*         Std NS= Standard Nonsmoker
Female, age on policy date              Prf SM= Preferred Smoker
                                        Std SM = Standard Smoker

Age   Prf NS   Std NS   Prf SM   Std SM   Age   Prf NS   Std NS   Prf SM   Std SM
---------------------------------------------------------------------------------
  0     **      2.98      **
---------------------------------------------------------------------------------
  1             1.76                       41    7.06     7.42     9.29     9.53
  2             1.76                       42    7.43     7.79     9.88    10.24
  3             1.76                       43    7.70     8.18    10.58    10.94
  4             1.76                       44    7.99     8.59    11.64    12.00
  5             1.76                       45    8.42     9.02    12.70    13.06
---------------------------------------------------------------------------------
  6             1.76                       46    8.76     9.48    13.46    13.94
  7             1.76                       47    9.24     9.96    14.34    14.82
  8             1.76                       48    9.63    10.47    15.28    15.88
  9             1.83                       49   10.06    11.02    16.52    17.12
 10             1.90                       50   10.69    11.65    17.75    18.35
---------------------------------------------------------------------------------
 11             1.98                       51   11.57    12.53    19.04    19.76
 12             2.12                       52   12.33    13.41    20.46    21.18
 13             2.15                       53   13.21    14.29    21.75    22.59
 14             2.24                       54   14.15    15.35    23.16    24.00
 15             2.33                       55   14.92    16.24    24.57    25.41
---------------------------------------------------------------------------------
 16    2.30     2.42     2.76     2.88     56   15.62    16.94    25.69    26.65
 17    2.40     2.52     2.88     3.00     57   16.38    17.82    26.92    27.88
 18    2.51     2.63     2.06     3.18     58   17.15    18.71    28.04    29.12
 19    2.62     2.74     3.13     3.25     59   18.03    19.59    29.27    30.35
 20    2.73     2.85     3.28     3.40     60   19.26    20.82    31.04    32.12
---------------------------------------------------------------------------------
 21    2.85     2.97     3.43     3.55     61   20.73    22.41    33.21    34.41
 22    2.98     3.10     3.58     3.70     62   22.73    24.53    35.60    36.92
 23    3.12     3.24     3.74     3.86     63   25.08    27.00    36.75    38.19
 24    3.25     3.37     3.92     4.04     64   27.61    29.65    37.97    39.53
 25    3.41     3.53     4.10     4.22     65   30.19    32.47    39.19    40.87
---------------------------------------------------------------------------------
 26    3.56     3.68     4.29     4.41     66   32.72    35.12    40.35    42.15
 27    3.73     3.85     4.49     4.61     67   34.52    37.04    41.38    43.42
 28    3.90     4.02     4.71     4.83     68   35.42    38.06    42.54    44.70
 29    4.09     4.21     4.93     5.05     69   36.64    39.28    43.82    46.10
 30    4.28     4.40     5.17     5.29     70   37.86    40.74    45.43    47.83
---------------------------------------------------------------------------------
 31    4.37     4.61     5.42     5.54     71   39.59    42.47    47.29    49.93
 32    4.59     4.83     5.69     5.81     72   41.39    44.51    49.48    52.36
 33    4.82     5.06     5.97     6.09     73   43.63    46.87    51.98    55.10
 34    5.06     5.30     6.27     6.39     74   46.38    49.74    54.99    58.35
 35    5.32     5.56     6.58     6.70     75   49.58    53.18    58.70    62.18
---------------------------------------------------------------------------------
 36    5.59     5.83     6.79     7.03     76   53.16    56.88    62.66    66.14
 37    5.76     6.12     7.14     7.38     77   57.06    60.78    66.73    70.09
 38    6.06     6.42     7.50     7.74     78   61.33    65.05    71.06    74.30
 39    6.38     6.74     7.88     8.12     79   66.30    69.90    75.89    78.89
 40    6.71     7.07     8.58     8.82     80   71.98    75.58    81.17    83.93
---------------------------------------------------------------------------------

* To determine the death benefit guarantee monthly premium, multiply the speci-fied amount divided by 1000 times the number shown for the age and classifica-tion of the insured, then add $100.00 per policy and divide the result by 12. Additional amounts are required for riders and/or substandards.

** This classification is not available below the age of 16.

                                   Appendix B
APPENDIX B

Surrender charges                       Prf NS = Preferred nonsmoker
Per $1,000 of specified amount          Std NS = Standard nonsmoker
Male (or unisex), age on policy date*   Prf SM = Preferred smoker
                                        Std SM = Standard smoker

Age   Prf NS   Std NS   Prf SM   Std SM   Age   Prf NS   Std NS   Prf SM   Std SM
---------------------------------------------------------------------------------
  0     **      3.20      **       **
---------------------------------------------------------------------------------
  1             2.54                       41    9.98    10.56    14.18    14.60
  2             2.54                       42   10.54    11.12    15.44    15.88
  3             2.54                       43   11.00    11.72    16.56    17.14
  4             2.54                       44   11.62    12.34    18.20    18.62
  5             2.54                       45   12.14    13.00    19.74    20.32
---------------------------------------------------------------------------------
  6             2.54                       46   12.70    13.72    21.08    21.80
  7             2.54                       47   13.60    14.60    22.42    23.28
  8             2.54                       48   14.36    15.66    24.12    24.98
  9             2.64                       49   15.42    16.72    25.82    26.68
 10             2.76                       50   16.56    18.00    27.58    28.58
---------------------------------------------------------------------------------
 11             2.88                       51   17.90    19.48    29.68    30.70
 12             3.16                       52   19.22    20.96    31.88    33.02
 13             3.60                       53   20.72    22.44    34.48    35.78
 14             3.80                       54   22.48    24.34    37.24    38.54
 15             4.02                       55   24.30    26.46    40.06    41.50
---------------------------------------------------------------------------------
 16    4.30     4.44     5.14     5.28     56   26.28    28.58    42.78    44.00
 17    4.72     4.86     5.56     5.70     57   28.46    30.90    43.94    44.00
 18    4.94     5.08     5.78     5.92     58   30.86    33.46    44.00    44.00
 19    4.94     5.08     5.78     5.92     59   33.32    36.20    44.00    44.00
 20    4.94     5.08     5.98     6.14     60   36.14    39.16    44.00    44.00
---------------------------------------------------------------------------------
 21    4.94     5.08     6.06     6.34     61   39.38    42.56    44.00    44.00
 22    4.94     5.08     6.06     6.34     62   41.44    44.00    44.00    44.00
 23    4.94     5.08     6.26     6.56     63   42.70    44.00    44.00    44.00
 24    4.94     5.08     6.48     6.76     64   44.00    44.00    44.00    44.00
 25    4.94     5.08     6.48     6.76     65   44.00    44.00    44.00    44.00
---------------------------------------------------------------------------------
 26    5.00     5.14     6.48     6.76     66   44.00    44.00    44.00    44.00
 27    5.22     5.38     6.48     6.76     67   44.00    44.00    44.00    44.00
 28    5.48     5.62     6.48     6.76     68   44.00    44.00    44.00    44.00
 29    5.74     5.88     6.70     7.00     69   44.00    44.00    44.00    44.00
 30    6.00     6.16     7.12     7.40     70   44.00    44.00    44.00    44.00
---------------------------------------------------------------------------------
 31    6.30     6.44     7.40     7.70     71   44.00    44.00    44.00    44.00
 32    6.62     6.76     7.78     8.08     72   44.00    44.00    44.00    44.00
 33    6.96     7.10     8.20     8.48     73   44.00    44.00    44.00    44.00
 34    7.30     7.44     8.64     8.92     74   44.00    44.00    44.00    44.00
 35    7.68     7.82     9.08     9.38     75   44.00    44.00    44.00    44.00
---------------------------------------------------------------------------------
 36    8.06     8.22     9.58     9.86     76   44.00    44.00    44.00    44.00
 37    8.50     8.64    10.10    10.38     77   44.00    44.00    44.00    44.00
 38    8.64     9.08    10.92    11.22     78   44.00    44.00    44.00    44.00
 39    9.12     9.54    11.84    12.28     79   44.00    44.00    44.00    44.00
 40    9.62    10.04    12.90    13.34     80   44.00    44.00    44.00    44.00
---------------------------------------------------------------------------------

+ In the first policy year, the applicable surrender charge will be one-half of the surrender charge listed above.
* For requested increases in the specified amount, the applicable surrender charge is based on the age the increase is effective and in the first year af-ter the increase will be one-fourth of the corresponding surrender charge listed above, and in subsequent years will be one-half that of the correspond-ing surrender charge listed above.
**  This classification is not available below the age of 16.

                                   Appendix B
APPENDIX B CONTINUED

Surrender charges                       Prf NS= Preferred Nonsmoker
Per $1,000 of specified amount          Std NS= Standard Nonsmoker
Female, age on policy date*             Prf SM= Preferred Smoker
                                        Std SM = Standard Smoker

Age   Prf NS   Std NS   Prf SM   Std SM   Age   Prf NS   Std NS   Prf SM   Std SM
---------------------------------------------------------------------------------
  0     **      2.64      **       **
---------------------------------------------------------------------------------
  1             2.10                       41    8.46     8.90    11.14    11.42
  2             2.10                       42    8.90     9.34    11.84    12.28
  3             2.10                       43    9.22     9.80    12.68    13.12
  4             2.10                       44    9.58    10.30    13.96    14.40
  5             2.10                       45   10.10    10.82    15.24    15.66
---------------------------------------------------------------------------------
  6             2.10                       46   10.50    11.36    16.14    16.72
  7             2.10                       47   11.08    11.94    17.20    17.78
  8             2.10                       48   11.56    12.56    18.34    19.06
  9             2.18                       49   12.06    13.22    19.82    20.54
 10             2.28                       50   12.82    13.96    21.30    22.02
---------------------------------------------------------------------------------
 11             2.38                       51   13.88    15.02    22.84    23.70
 12             2.54                       52   14.80    16.08    24.54    25.40
 13             2.56                       53   15.84    17.14    26.08    27.10
 14             2.68                       54   16.98    18.42    27.78    28.80
 15             2.78                       55   17.90    19.48    29.48    30.48
---------------------------------------------------------------------------------
 16    2.76     2.90     3.30     3.44     56   18.74    20.32    30.82    31.96
 17    2.88     3.02     3.44     3.60     57   19.66    21.38    32.30    33.46
 18    3.00     3.14     3.66     3.80     58   20.56    22.44    33.64    34.94
 19    3.14     3.28     3.76     3.90     59   21.62    23.50    35.12    36.42
 20    3.28     3.42     3.92     4.06     60   23.10    24.98    37.24    38.54
---------------------------------------------------------------------------------
 21    3.42     3.56     4.10     4.24     61   24.88    26.88    39.84    41.28
 22    3.56     3.72     4.28     4.44     62   27.26    29.42    42.70    44.00
 23    3.74     3.88     4.48     4.62     63   30.08    32.40    44.00    44.00
 24    3.90     4.04     4.70     4.84     64   33.12    35.56    44.00    44.00
 25    4.08     4.22     4.90     5.06     65   36.22    38.96    44.00    44.00
---------------------------------------------------------------------------------
 26    4.26     4.42     5.14     5.28     66   39.26    42.14    44.00    44.00
 27    4.46     4.62     5.38     5.52     67   41.42    44.00    44.00    44.00
 28    4.68     4.82     5.64     5.78     68   42.50    44.00    44.00    44.00
 29    4.90     5.04     5.92     6.06     69   43.96    44.00    44.00    44.00
 30    5.14     5.28     6.20     6.34     70   44.00    44.00    44.00    44.00
---------------------------------------------------------------------------------
 31    5.24     5.52     6.50     6.64     71   44.00    44.00    44.00    44.00
 32    5.50     5.78     6.82     6.96     72   44.00    44.00    44.00    44.00
 33    5.78     6.06     7.16     7.30     73   44.00    44.00    44.00    44.00
 34    6.06     6.36     7.52     7.66     74   44.00    44.00    44.00    44.00
 35    6.38     6.66     7.90     8.04     75   44.00    44.00    44.00    44.00
---------------------------------------------------------------------------------
 36    6.70     7.00     8.14     8.42     76   44.00    44.00    44.00    44.00
 37    6.90     7.34     8.56     8.84     77   44.00    44.00    44.00    44.00
 38    7.26     7.70     9.00     9.28     78   44.00    44.00    44.00    44.00
 39    7.64     8.08     9.46     9.74     79   44.00    44.00    44.00    44.00
 40    8.04     8.48    10.30    10.58     80   44.00    44.00    44.00    44.00
---------------------------------------------------------------------------------

+ In the first policy year, the applicable surrender charge will be one-half of the surrender charge listed above.

* For requested increases in the specified amount, the applicable surrender charge is based on the age the increase is effective and in the first year af-ter the increase will be one-fourth of the corresponding surrender charge listed above, and in subsequent years will be one-half that of the correspond-ing surrender charge listed above.
** This classification is not available below the age of 16.

                                   Appendix C
APPENDIX C

Executive officers and directors
Lincoln National Life Insurance Co.

 Name, address and position(s)
 with registrant               Principal occupations last five years
-------------------------------------------------------------------------------
 NANCY J. ALFORD               Vice President (formerly Second Vice President),
 Vice President                Lincoln National Life Insurance Co.
-------------------------------------------------------------------------------
 TIMOTHY J. ALFORD             Senior Vice President (formerly Vice President
 Senior Vice President         and Second Vice President), Lincoln National
 One Reinsurance Place         Life Insurance Co.
 1700 Magnavox Way
 Fort Wayne, Ind. 46804
-------------------------------------------------------------------------------
 NEAL E. ARNOLD                Vice President (formerly Second Vice President),
 Vice President                Lincoln National Life Insurance Co.
-------------------------------------------------------------------------------
 CARL L. BAKER                 Vice President and Deputy General Counsel
 Vice President and            (formerly Associate General Counsel); Lincoln
 Deputy General Counsel        National Life Insurance Co.
-------------------------------------------------------------------------------
 ROLAND C. BAKER               President, First Penn-Pacific Life Insurance Co.
 Vice President                Formerly: Chairman and CEO, Baker, Ralish,
 1801 S. Meyers Road           Shipley & Politzer, Inc.
 Oakbrook Terrace, Ill. 60181
-------------------------------------------------------------------------------
 DAVID N. BECKER               Vice President, Lincoln National Life Insurance
 Vice President,               Co.
 Appointed Actuary and
 Valuation Actuary
-------------------------------------------------------------------------------
 JOANN E. BECKER               Vice President, Lincoln National Life Insurance
 Vice President                Co. and Lincoln Investment Management, Inc;
 200 East Berry Street         Formerly: President, The Richard Leahy Corp. and
 Fort Wayne, Ind. 46802        President, LNC Equity Sales Corp.
-------------------------------------------------------------------------------
 JOHN M. BEHRENDT              Vice President, Lincoln National Life Insurance
 Vice President                Co. and Lincoln Financial Group, Inc. Formerly:
                               President, LNC Equity Sales Corp.
-------------------------------------------------------------------------------
 JON A. BOSCIA                 President and Chief Executive Officer (formerly
 President, Director and       Chief Operating Officer). Lincoln National Life
 Chief Executive Officer       Insurance Co. Formerly: President; Executive
                               Vice President, Lincoln Investment Management
                               Inc.
-------------------------------------------------------------------------------
 CAROLYN P. BRODY              Vice President (formerly Second Vice President),
 Vice President                Lincoln National Life Insurance Co.
-------------------------------------------------------------------------------
 STEVEN R. BRODY               Senior Vice President (formerly Executive Vice
 Vice President                President), Lincoln Investment Management Inc.
 200 East Berry Street
 Fort Wayne, Ind. 46802
-------------------------------------------------------------------------------
 PRISCILLA S. BROWN            Vice President, Lincoln National Life Insurance
 Vice President                Co. (formerly President, LNC Equity Sales Corp.:
                               Vice President, Lincoln Investment Management
                               Inc.)
-------------------------------------------------------------------------------
 HAROLD B. CARSTENSEN, JR.     Vice President, Lincoln National Life Insurance
 Vice President                Co.
-------------------------------------------------------------------------------

                                   Appendix C
APPENDIX C CONTINUED

Executive officers and directors
Lincoln National Life Insurance Co.

 Name, address and position(s)
 with registrant               Principal occupations last five years
-------------------------------------------------------------------------------
 DONALD C. CHAMBERS, M.D.      Senior Vice President and Chief Medical Director
 Senior Vice President and     (formerly Vice President and
 Chief Medical Director        Chief Medical Director), Lincoln National Life
 One Reinsurance Place         Insurance Co.
 1700 Magnavox Way
 Fort Wayne, Ind. 46804
-------------------------------------------------------------------------------
 THOMAS L. CLAGG               Vice President and Associate General Counsel,
 Vice President and            Lincoln National Life Insurance Co.
 Associate General Counsel
-------------------------------------------------------------------------------
 KENNETH J. CLARK              Senior Vice President, Lincoln National Life
 Senior Vice President         Insurance Co.
 One Reinsurance Place
 1700 Magnavox Way
 Fort Wayne, Ind. 46804
-------------------------------------------------------------------------------
 KELLY D. CLEVENGER            Vice President, Lincoln National Life Insurance
 Vice President                Co.
-------------------------------------------------------------------------------
 MARTHA O. D'AMBROSIO          Vice President and General Auditor, Lincoln
 Vice President and            National Corp. and Lincoln National Life
 General Auditor               Insurance Co. Formerly: Senior Manager, KPMG
                               Peat Marwick.
-------------------------------------------------------------------------------
 JEFFREY K. DELLINGER          Vice President (formerly Second Vice President),
 Vice President                Lincoln National Life Insurance Co.
-------------------------------------------------------------------------------
 ARTHUR W. DETORE, M.D.        Vice President (formerly Second Vice President),
 Vice President                Lincoln National Life Insurance Co. Formerly:
                               Vice President, Lincoln National Risk
                               Management, Inc.
-------------------------------------------------------------------------------
 C. LAWRENCE EDRIS             Vice President (formerly Senior Vice President),
 Vice President                Lincoln National Life Insurance Co.
-------------------------------------------------------------------------------
 THOMAS W. FITCH               Senior Vice President (formerly Vice President),
 Senior Vice President         First Penn-Pacific Life Insurance Co. and
 1801 S. Meyers Road           Lincoln National Life Insurance Co.
 Oakbrook Terrace, Ill. 60181
-------------------------------------------------------------------------------
 ELIZABETH A. FREDERICK        Vice President (formerly Second Vice President)
 Vice President and            and Associate General Counsel, Lincoln National
 Associate General Counsel     Life Insurance Co.
-------------------------------------------------------------------------------
 LUCY D. GASE                  Vice President and Assistant Secretary (formerly
 Vice President and            Second Vice President; Assistant Vice
 Assistant Secretary           President), Lincoln National Life Insurance Co.
-------------------------------------------------------------------------------
 MELANIE T. HALL               Vice President (formerly Second Vice President;
 Vice President                Assistant Vice President), Lincoln National Life
                               Insurance Co.
-------------------------------------------------------------------------------
 PHILLIP A. HARTMAN            Vice President, Lincoln National Life Insurance
 Vice President                Co. and Lincoln Financial Group, Inc.
-------------------------------------------------------------------------------
 J. MICHAEL HEMP               Senior Vice President, Lincoln National Life
 Senior Vice President         Insurance Co. and President, LNC Equity Sales
                               Corporation. Formerly: Regional Chief Executive
                               Officer, Lincoln Dallas RMO.
-------------------------------------------------------------------------------
 MATTHEW P. HENDERSON          Vice President, Lincoln National Life Insurance
 Vice President                Co. (formerly Vice President), Lincoln National
                               Corp.
-------------------------------------------------------------------------------

                                   Appendix C
APPENDIX C CONTINUED

Executive officers and directors
Lincoln National Life Insurance Co.

 Name, address and position(s)
 with registrant               Principal occupations last five years
-------------------------------------------------------------------------------
 DAVID A. HOPPER               Senior Vice President (formerly Vice President),
 Senior Vice President         Lincoln National Life Insurance Co.
 One Reinsurance Place
 1700 Magnavox Way
 Fort Wayne, Ind. 46804
-------------------------------------------------------------------------------
 JACK D. HUNTER                Executive Vice President and General Counsel,
 Executive Vice President,     Lincoln National Corp. and The Lincoln National
 General Counsel and Director  Life Insurance Co.
 200 East Berry Street
 Fort Wayne, Ind. 46802
-------------------------------------------------------------------------------
 DONALD E. KELLER              Vice President (formerly Second Vice President),
 Vice President                Lincoln National Life Insurance Co.
-------------------------------------------------------------------------------
 LAWRENCE T. KISSKO            Vice President (formerly Senior Vice President),
 Vice President                Lincoln Investment Management Inc.
-------------------------------------------------------------------------------
 MICHAEL C. LA FRENAIS         Vice President, Lincoln National Life Insurance
 Vice President                Co. Formerly: Assistant Vice President, Aurora
                               Life Assurance Co.
-------------------------------------------------------------------------------
 STEPHEN H. LEWIS              Senior Vice President, Lincoln National Life
 Senior Vice President         Insurance Co. Formerly: President, First Penn-
                               Pacific Life Insurance Co.
-------------------------------------------------------------------------------
 H. THOMAS MCMEEKIN            President (formerly Executive Vice President,
 Director                      Senior Vice President), Lincoln Investment
 200 East Berry Street         Management Inc.; Executive Vice President
 Fort Wayne, Ind. 46802        (formerly Senior Vice President), Lincoln
                               National Corp.
-------------------------------------------------------------------------------
 REED P. MILLER                Vice President (formerly Senior Vice President),
 Vice President                Lincoln National Life Insurance Co. Formerly:
                               Senior Vice President; Vice President, Lincoln
                               National Corp.
-------------------------------------------------------------------------------
 OLIVER H. G. NICHOLS          Vice President, Lincoln Investment Management
 Vice President                Inc. Formerly Vice President, Aetna Life &
 200 East Berry Street         Casualty Co.
 Fort Wayne, Ind. 46802
-------------------------------------------------------------------------------
 DAVID M. ONGMAN               Vice President, Lincoln National Life Insurance
 Vice President                Co. Formerly: Consultant, Computer Horizons
                               Group; Vice President, The Associated Group;
                               Consulting Center Manager, James Martin & Co.
-------------------------------------------------------------------------------
 ARTHUR L. PAGE                Vice President, Lincoln National Life Insurance
 Vice President                Co.
-------------------------------------------------------------------------------
 RAYMOND L. PROSSER            Vice President and Associate General Counsel,
 Vice President and            Lincoln National Life Insurance Co. (formerly
 Associate General Counsel     Second Vice President and Director of Claims),
 One Reinsurance Place         Lincoln National Life Insurance Co.; Associate
 1700 Magnavox Way             General Counsel, Lincoln National Corp. and
 Fort Wayne, Ind. 46804        Lincoln National Life Insurance Co.
-------------------------------------------------------------------------------

                                   Appendix C
APPENDIX C CONTINUED

Executive officers and directors
Lincoln National Life Insurance Co.

 Name, address and position(s)
 with registrant               Principal occupations last five years
-------------------------------------------------------------------------------
 STEPHEN E. RAHN               Vice President (formerly Second Vice President),
 Vice President                Lincoln National Life Insurance Co.
-------------------------------------------------------------------------------
 IAN M. ROLLAND                Chairman and Chief Executive Officer, Lincoln
 Director                      National Corp. (formerly Chairman and Chief
 200 East Berry Street         Executive Officer, President), Lincoln National
 Fort Wayne, Ind. 46802        Life Insurance Co.
-------------------------------------------------------------------------------
 ARTHUR S. ROSS                Vice President, Lincoln National Life Insurance
 Vice President                Co. and Lincoln Financial Group Inc. Formerly:
                               Director of PR, Guthrie Group; President and
                               COO, Quorum Comm.
-------------------------------------------------------------------------------
 LAWRENCE T. ROWLAND           Executive Vice President (formerly Senior Vice
 Executive Vice President      President and Vice President), Lincoln National
 and Director                  Life Insurance Co.
 One Reinsurance Place
 1700 Magnavox Way
 Fort Wayne, Ind. 46804
-------------------------------------------------------------------------------
 KEITH J. RYAN                 Vice President, Chief Financial Officer and
 Vice President, Chief         Assistant Treasurer (formerly Controller,
 Financial Officer and         Business Controls Director), Lincoln National
 Assistant Treasurer           Life Insurance Co.
-------------------------------------------------------------------------------
 CASEY J. TRUMBLE              Vice President, Lincoln National Corp. Formerly:
 Vice President                tax partner, KPMG Peat Marwick.
 200 East Berry Street
 Fort Wayne, Ind. 46802
-------------------------------------------------------------------------------
 WILLIAM K. TYLER              Senior Vice President, Lincoln National Life
 Senior Vice President         Insurance Co.
 and Assistant Treasurer
 One Reinsurance Place
 1700 Magnavox Way
 Fort Wayne, Ind. 46804
-------------------------------------------------------------------------------
 RICHARD C. VAUGHAN            Executive Vice President, (formerly Senior Vice
 Director                      President) and Chief Financial Officer, Lincoln
 200 East Berry Street         National Corp.
 Fort Wayne, Ind. 46802
-------------------------------------------------------------------------------
 MICHAEL R. WALKER             Vice President, Lincoln National Life Insurance
 Vice President                Co. Formerly: Vice President, Employers Health
                               Insurance Co; Vice President/HR, Baker Hughes,
                               Inc.
-------------------------------------------------------------------------------
 ROY V. WASHINGTON             Vice President, (formerly, Associate Counsel)
 Vice President                Lincoln National Life Insurance Co. Formerly:
                               Director of Compliance, Lincoln National
                               Investment, Inc.; Compliance Consultant, Lincoln
                               National Corp.
-------------------------------------------------------------------------------
 JANET C. WHITNEY              Vice President and Treasurer, Lincoln National
 Vice President and            Life Insurance Co. (formerly Vice President and
 Treasurer                     General Auditor), Lincoln National Corp. and
 200 East Berry Street         Lincoln National Life Insurance Co.
 Fort Wayne, Ind. 46802
-------------------------------------------------------------------------------
 C. SUZANNE WOMACK             Secretary and Assistant Vice President, Lincoln
 Secretary and                 National Corp. and Lincoln National Life
 Assistant Vice President      Insurance Co.
 200 East Berry Street
 Fort Wayne, Ind. 46802
-------------------------------------------------------------------------------

                                   Appendix C
APPENDIX C CONTINUED

Executive officers and directors
Lincoln National Life Insurance Co.

 Name, address and position(s)
 with registrant               Principal occupations last five years
-------------------------------------------------------------------------------
 O. DOUGLAS WORTHINGTON        Vice President, Controller and Assistant
 Vice President, Controller    Treasurer, Lincoln National Life Insurance Co.
 and Assistant Treasurer       (formerly Vice President), Lincoln Investment
                               Management Inc.
-------------------------------------------------------------------------------
 MICHAEL L. WRIGHT             Senior Vice President, Lincoln National Life
 Senior Vice President         Insurance Co. Formerly: Executive Vice President
                               & COO; The Associated Group.
-------------------------------------------------------------------------------
 KATHERINE K. WYSS             Vice President (formerly Second Vice President),
 Vice President                Lincoln National Life Insurance Co.
-------------------------------------------------------------------------------

* The principal business address of each person listed, unless otherwise indi-cated, is 1300 South Clinton Street, P.O. Box 1110, Fort Wayne, Ind. 46801.

                                   Appendix D
APPENDIX D

Illustrations of policy values

The following tables have been prepared to help show how values under the pol-icy change with investment performance. The tables show Type 1 death benefits, policy values, and net cash surrender values for each of the first 10 policy years, and for every five year period thereafter through the thirtieth policy year, assuming that the return on the assets invested in the account were a uniform, gross, after tax, annual rate of 0%, 6%, and 12%. The actual death benefits and net cash surrender values would be different from those shown if a different classification was used or if the returns averaged 0%, 6%, and 12% but fluctuated over and under those averages throughout the years.

The death benefits and net cash surrender values shown on pages using current charges are approximately those likely to be provided under the policy for the investment returns indicated, assuming that the current Cost of Insurance Charges are deducted and that the current Mortality and Expense Risk Charge is deducted. Although the contract allows for maximum Cost of Insurance Charges specified in the 1980 Commissioners Standard Ordinary Smoker and Nonsmoker ta-bles and for a Maximum Mortality and Expense Risk Charge of .90%, Lincoln Life expects that it will continue to charge the current Cost of Insurance Charges and the illustrated current Mortality and Expense Risk Charge for the indefi-nite future. The figures shown on pages using guaranteed maximum charges show the death benefits and net cash surrender values which would result if the guaranteed maximum Cost of Insurance Charges and the guaranteed Maximum Mortal-ity and Expense Risk Charge were deducted. However, these are primarily of in-terest only to show by comparison the benefits of the lower current Cost of In-surance Charges and lower current Mortality and Expense Risk Charge.

In each of the illustrations an assumed gross investment result is indicated. The gross investment results used in the illustrations are then reduced by the asset management charge (current average .49%), the mortality and expense risk charge (.80% current and .90% guaranteed), and other expenses incurred by the funds including printing, mailing, Directors' fees, etc. (current average .03%) so that the actual numbers in the illustrations are net of expenses.

                                   Appendix D
VUL III

FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

Male issue age 35
Standard nonsmoker
$100,000 specified amount
$1,325 annual premium using current charges

                    Death benefit               Policy value                Net cash surrender value
                    -----------------------------------------------------------------------------------
                    assuming hypothetical       assuming hypothetical       assuming hypothetical
        Premiums    gross annual                gross annual                gross annual
        accumulated investment return of        investment return of        investment return of
End of  at 5%
policy  interest    -----------------------------------------------------------------------------------
year    per year    0% gross 6% gross 12% gross 0% gross 6% gross 12% gross 0% gross 6% gross 12% gross
-------------------------------------------------------------------------------------------------------
 1      $ 1,391     $100,000 $100,000 $100,000  $   994  $ 1,060  $  1,127  $   603  $   669  $    736
 2        2,852      100,000  100,000  100,000    1,965    2,159     2,362    1,183    1,377     1,580
 3        4,386      100,000  100,000  100,000    2,925    3,311     3,729    2,143    2,529     2,947
 4        5,996      100,000  100,000  100,000    3,851    4,494     5,219    3,069    3,712     4,437
 5        7,688      100,000  100,000  100,000    4,756    5,724     6,858    3,974    4,942     6,076
-------------------------------------------------------------------------------------------------------
 6        9,463      100,000  100,000  100,000    5,640    7,001     8,662    4,897    6,258     7,919
 7       11,328      100,000  100,000  100,000    6,491    8,317    10,637    5,788    7,613     9,933
 8       13,285      100,000  100,000  100,000    7,323    9,687    12,815    6,659    9,022    12,150
 9       15,341      100,000  100,000  100,000    8,125   11,101    15,206    7,499   10,476    14,581
10       17,499      100,000  100,000  100,000    8,896   12,564    17,837    8,349   12,017    17,289
-------------------------------------------------------------------------------------------------------
15       30,021      100,000  100,000  100,000   12,266   20,649    35,579   12,110   20,493    35,422
20       46,003      100,000  100,000  101,827   14,754   30,253    64,858   14,754   30,253    64,858
25       66,400      100,000  100,000  151,550   16,028   41,657   113,097   16,028   41,657   113,097
30       92,433      100,000  100,000  233,689   15,526   55,339   191,548   15,526   55,339   191,548

The hypothetical rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or fu-ture investment rates of return. Actual rates of return may be more or less than those shown. The death benefits and cash value for a contract would be different from those shown if the actual gross annual investment returns aver-aged 0.00%, 6.00% and 12.00% over a period of years, but also fluctuated above or below those averages for individual contract years. No representations can be made by Lincoln Life or any of the funds that these hypothetical rates of return can be achieved for any one year or sustained over any period of time. Values illustrated are net of a .49% asset management charge, a .80% current mortality and expense risk charge and other expenses estimated at .03%. Values illustrated are also net of any other applicable contract charges.

                                   Appendix D
VUL III

FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

Male Issue Age 35
Standard nonsmoker
$100,000 specified amount
$1,325 annual premium using guaranteed charges

                    Death benefit               Policy value                Net cash surrender value
                    -----------------------------------------------------------------------------------
                    assuming hypothetical       assuming hypothetical       assuming hypothetical
        Premiums    gross annual                gross annual                gross annual
        accumulated investment return of        investment return of        investment return of
End of  at 5%
policy  interest    -----------------------------------------------------------------------------------
year    per year    0% gross 6% gross 12% gross 0% gross 6% gross 12% gross 0% gross 6% gross 12% gross
-------------------------------------------------------------------------------------------------------
  1     $  1,391    $100,000 $100,000 $100,000  $   988  $ 1,054  $  1,120  $   597  $   663  $    729
  2        2,852     100,000  100,000  100,000    1,955    2,149     2,350    1,173    1,367     1,568
  3        4,386     100,000  100,000  100,000    2,899    3,283     3,698    2,117    2,501     2,916
  4        5,996     100,000  100,000  100,000    3,818    4,458     5,177    3,036    3,676     4,395
  5        7,688     100,000  100,000  100,000    4,714    5,674     6,799    3,932    4,892     6,017
-------------------------------------------------------------------------------------------------------
  6        9,463     100,000  100,000  100,000    5,583    6,933     8,578    4,840    6,190     7,835
  7       11,328     100,000  100,000  100,000    6,425    8,234    10,530    5,721    7,531     9,826
  8       13,285     100,000  100,000  100,000    7,240    9,580    12,673    6,575    8,916    12,008
  9       15,341     100,000  100,000  100,000    8,026   10,972    15,027    7,401   10,346    14,401
 10       17,499     100,000  100,000  100,000    8,783   12,410    17,614    8,236   11,862    17,067
-------------------------------------------------------------------------------------------------------
 15       30,021     100,000  100,000  100,000   12,072   20,327    35,003   11,915   20,171    34,847
 20       46,003     100,000  100,000  100,000   14,295   29,507    63,427   14,295   29,507    63,427
 25       66,400     100,000  100,000  147,258   14,846   39,923   109,894   14,846   39,923   109,894
 30       92,433     100,000  100,000  225,188   12,671   51,631   184,580   12,671   51,631   184,580

The hypothetical rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or fu-ture investment rates of return. Actual rates of return may be more or less than those shown. The death benefit and cash value for a contract would be dif-ferent from those shown if the actual gross annual investment returns averaged 0.00%, and 6.00% and 12.00% over a period of years, but also fluctuated above or below those averages for individual contract years. No representations can be made by Lincoln National or any of the funds that these hypothetical rates of return can be achieved for any one year or sustained over any period of time. Values illustrated are net of a .49% asset management charge, a .90% guaranteed maximum mortality and expense risk charge and other expenses esti-mated at .03%. Values illustrated are also net of any other applicable contract charges.

                                   Appendix D
VUL III

FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

Male Issue Age 35
Standard smoker
$100,000 specified amount
$1,705 annual premium using current charges

                    Death benefit               Policy value                Net cash surrender value
                    -----------------------------------------------------------------------------------
                    assuming hypothetical       assuming hypothetical       assuming hypothetical
                    gross annual                gross annual                gross annual
        Premiums    investment return of        investment return of        investment return of
        accumulated
End of  at 5%       -----------------------------------------------------------------------------------
policy  interest    0% gross
year    per year             6% gross 12% gross 0% gross 6% gross 12% gross 0% gross 6% gross 12% gross
-------------------------------------------------------------------------------------------------------
 1      $  1,790    $100,000 $100,000 $100,000  $ 1,277  $ 1,362  $  1,448  $   808  $   893  $    979
 2         3,670     100,000  100,000  100,000    2,517    2,767     3,027    1,579    1,829     2,089
 3         5,644     100,000  100,000  100,000    3,722    4,217     4,753    2,784    3,279     3,815
 4         7,716     100,000  100,000  100,000    4,902    5,726     6,655    3,964    4,788     5,717
 5         9,892     100,000  100,000  100,000    6,037    7,276     8,728    5,099    6,338     7,790
-------------------------------------------------------------------------------------------------------
 6        12,177     100,000  100,000  100,000    7,140    8,880    11,005    6,249    7,989    10,114
 7        14,576     100,000  100,000  100,000    8,199   10,531    13,498    7,354    9,687    12,654
 8        17,095     100,000  100,000  100,000    9,216   12,233    16,232    8,418   11,435    15,435
 9        19,740     100,000  100,000  100,000   10,192   13,989    19,236    9,441   13,239    18,486
10        22,518     100,000  100,000  100,000   11,128   15,804    22,542   10,471   15,147    21,886
-------------------------------------------------------------------------------------------------------
15        38,631     100,000  100,000  100,000   15,124   25,795    44,916   14,936   25,608    44,729
20        59,196     100,000  100,000  128,581   17,900   37,697    81,899   17,900   37,697    81,899
25        85,443     100,000  100,000  189,968   18,951   52,003   141,767   18,951   52,003   141,767
30       118,942     100,000  100,000  290,940   17,502   69,785   238,475   17,502   69,785   238,475

The hypothetical rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or fu-ture investment rates of return. Actual rates of return may be more or less than those shown. The death benefits and cash value for a contract would be different from those shown if the actual gross annual investment returns aver-aged 0.00%, 6.00% and 12.00% over a period of years, but also fluctuated above or below those averages for individual contract years. No representations can be made by Lincoln Life or any of the funds that these hypothetical rates of return can be achieved for any one year or sustained over any period of time. Values illustrated are net of a .49% asset management charge, a .80% current mortality and expense risk charge and other expenses estimated at .03%. Values illustrated are also net of any other applicable contract charges.

                                   Appendix D
VUL III

FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

Male Issue Age 35
Standard smoker
$100,000 specified amount
$1,705 annual premium using guaranteed charges

                    Death benefit               Policy value                Net cash surrender value
                    -----------------------------------------------------------------------------------
                    assuming hypothetical       assuming hypothetical       assuming hypothetical
                    gross annual                gross annual                gross annual
        Premiums    investment return of        investment return of        investment return of
        accumulated
End of  at 5%       -----------------------------------------------------------------------------------
policy  interest    0% gross
year    per year             6% gross 12% gross 0% gross 6% gross 12% gross 0% gross 6% gross 12% gross
-------------------------------------------------------------------------------------------------------
  1     $  1,790    $100,000 $100,000 $100,000  $ 1,244  $ 1,329  $  1,413  $   775  $   860  $    944
  2        3,670     100,000  100,000  100,000    2,455    2,701     2,957    1,517    1,763     2,019
  3        5,644     100,000  100,000  100,000    3,629    4,115     4,641    2,691    3,177     3,703
  4        7,716     100,000  100,000  100,000    4,763    5,570     6,480    3,825    4,632     5,542
  5        9,892     100,000  100,000  100,000    5,855    7,066     8,486    4,917    6,128     7,548
-------------------------------------------------------------------------------------------------------
  6       12,177     100,000  100,000  100,000    6,902    8,601    10,674    6,011    7,710     9,783
  7       14,576     100,000  100,000  100,000    7,903   10,175    13,064    7,058    9,331    12,220
  8       17,095     100,000  100,000  100,000    8,854   11,788    15,675    8,056   10,991    14,878
  9       19,740     100,000  100,000  100,000    9,753   13,439    18,532    9,003   12,689    17,781
 10       22,518     100,000  100,000  100,000   10,598   15,128    21,658    9,941   14,472    21,002
-------------------------------------------------------------------------------------------------------
 15       38,631     100,000  100,000  100,000   13,949   24,188    42,599   13,761   24,000    42,411
 20       59,196     100,000  100,000  120,653   15,415   34,239    76,849   15,415   34,239    76,849
 25       85,443     100,000  100,000  176,239   13,993   45,212   131,522   13,993   45,212   131,522
 30      118,942     100,000  100,000  266,276    7,998   57,417   218,259    7,998   57,417   218,259

The hypothetical rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or fu-ture investment rates of return. Actual rates of return may be more or less than those shown. The death benefits and cash value for a contract would be different from those shown if the actual gross annual investment returns aver-aged 0.00%, 6.00% and 12.00% over a period of years, but also fluctuated above or below those averages for individual contract years. No representations can be made by Lincoln Life or any of the funds that these hypothetical rates of return can be achieved for any one year or sustained over any period of time. Values illustrated are net of a .49% asset management charge, a .90% guaranteed maximum mortality and expense risk charge and other expenses estimated at .03%. Values illustrated are also net of any other applicable contract charges.

                                   Appendix D
VUL III

FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

Male Issue Age 55
Standard nonsmoker
$100,000 specified amount
$3,348 annual premium using current charges

                    Death benefit               Policy value                Net cash surrender value
                    -----------------------------------------------------------------------------------
                    assuming hypothetical       assuming hypothetical       assuming hypothetical
        Premiums    gross annual                gross annual                gross annual
        accumulated investment return of        investment return of        investment return of
End of  at 5%
policy  interest    -----------------------------------------------------------------------------------
year    per year    0% gross 6% gross 12% gross 0% gross 6% gross 12% gross 0% gross 6% gross 12% gross
-------------------------------------------------------------------------------------------------------
  1     $  3,515    $100,000 $100,000 $100,000  $ 2,343  $  2,506 $  2,669  $ 1,020  $  1,183 $  1,346
  2        7,207     100,000  100,000  100,000    4,616     5,088    5,580    1,970     2,442    2,934
  3       11,082     100,000  100,000  100,000    6,822     7,754    8,765    4,176     5,108    6,119
  4       15,152     100,000  100,000  100,000    8,952    10,500   12,249    6,306     7,854    9,603
  5       19,425     100,000  100,000  100,000   11,010    13,335   16,070    8,364    10,689   13,424
-------------------------------------------------------------------------------------------------------
  6       23,911     100,000  100,000  100,000   12,989    16,259   20,264   10,476    13,745   17,750
  7       28,622     100,000  100,000  100,000   14,893    19,280   24,882   12,512    16,899   22,501
  8       33,569     100,000  100,000  100,000   16,705    22,391   29,964   14,456    20,142   27,715
  9       38,763     100,000  100,000  100,000   18,420    25,596   35,570   16,303    23,479   33,453
 10       44,216     100,000  100,000  100,000   20,041    28,907   41,775   18,189    27,054   39,923
-------------------------------------------------------------------------------------------------------
 15       75,857     100,000  100,000  100,000   26,598    47,402   85,313   26,069    46,872   84,784
 20      116,240     100,000  100,000  170,635   29,964    70,695  159,472   29,964    70,695  159,472
 25      167,780     100,000  108,030  295,213   27,675   102,886  281,155   27,675   102,886  281,155
 30      233,559     100,000  151,477  500,906   14,829   144,264  477,053   14,829   144,264  477,053

The hypothetical rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or fu-ture investment rates of return. Actual rates of return may be more or less than those shown, the death benefit and cash value for a contract would be dif-ferent from those shown if the actual gross annual investment returns averaged 0.00%, and 6.00% and 12.00% over a period of years, but also fluctuated above or below those averages for individual contract years. No representations can be made by Lincoln Life or any of the funds that these hypothetical rates of return can be achieved for any one year or sustained over any period of time. Values illustrated are net of a .49% asset management charge, a .80% current mortality and expense risk charge and other expenses estimated at .03%. Values illustrated are also net of any other applicable contract charges.

                                   Appendix D
VUL III

FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

Male issue age 55
Standard nonsmoker
$100,000 specified amount
$3,348 annual premium using guaranteed charges

                    Death benefit               Policy value                Net cash surrender value
                    -----------------------------------------------------------------------------------
                    assuming hypothetical       assuming hypothetical       assuming hypothetical
                    gross annual                gross annual                gross annual
        Premiums    investment return of        investment return of        investment return of
        accumulated
End of  at 5%       -----------------------------------------------------------------------------------
policy  interest    0% gross                    0% gross                    0% gross
year    per year             6% gross 12% gross          6% gross 12% gross          6% gross 12% gross
-------------------------------------------------------------------------------------------------------
  1     $  3,515    $100,000 $100,000 $100,000  $ 2,242  $ 2,402  $  2,561  $   919  $ 1,079  $  1,238
  2        7,207     100,000  100,000  100,000    4,392    4,851     5,329    1,746    2,205     2,683
  3       11,082     100,000  100,000  100,000    6,448    7,349     8,326    3,802    4,703     5,680
  4       15,152     100,000  100,000  100,000    8,406    9,895    11,577    5,760    7,249     8,931
  5       19,425     100,000  100,000  100,000   10,259   12,485    15,105    7,613    9,839    12,459
-------------------------------------------------------------------------------------------------------
  6       23,911     100,000  100,000  100,000   12,000   15,118    18,941    9,486   12,604    16,427
  7       28,622     100,000  100,000  100,000   13,622   17,789    23,120   11,241   15,408    20,738
  8       33,569     100,000  100,000  100,000   15,112   20,492    27,679   12,863   18,243    25,430
  9       38,763     100,000  100,000  100,000   16,456   23,222    32,666   14,339   21,105    30,549
 10       44,216     100,000  100,000  100,000   17,643   25,974    38,138   15,790   24,122    36,286
-------------------------------------------------------------------------------------------------------
 15       75,857     100,000  100,000  100,000   20,790   40,106    76,022   20,260   39,577    75,493
 20      116,240     100,000  100,000  152,221   16,739   54,847   142,263   16,739   54,847   142,263
 25      167,780           0  100,000  262,633        0   71,223   250,127        0   71,223   250,127
 30      233,559           0  100,000  440,786        0   96,190   419,796        0   96,190   419,796

The hypothetical rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or fu-ture investment rates of return. Actual rates of return may be more or less than those shown. The death benefits and cash value for a contract would be different from those shown if the actual gross annual investment returns aver-aged 0.00%, 6.00% and 12.00% over a period of years, but also fluctuated above or below those averages for individual contract years. No representations can be made by Lincoln Life or any of the funds that these hypothetical rates of return can be achieved for any one year or sustained over any period of time. Values illustrated are net of a .49% asset management charge, a .90% guaranteed maximum mortality and expense risk charge and other expenses estimated at .03%. Values illustrated are also net of any other applicable contract charges.

                                   Appendix D
VUL III

FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

Male issue age 55
Standard smoker
$100,000 specified amount
$4,358 annual premium using current charges

                    Death benefit               Policy value                Net cash surrender value
                    -----------------------------------------------------------------------------------
                    assuming hypothetical       assuming hypothetical       assuming hypothetical
        Premiums    gross annual                gross annual                gross annual
        accumulated investment return of        investment return of        investment return of
End of  at 5%
policy  interest    -----------------------------------------------------------------------------------
year    per year    0% gross 6% gross 12% gross 0% gross 6% gross 12% gross 0% gross 6% gross 12% gross
-------------------------------------------------------------------------------------------------------
 1      $  4,576    $100,000 $100,000 $100,000  $ 2,897  $  3,104 $  3,311  $   822  $  1,029 $  1,236
 2         9,381     100,000  100,000  100,000    5,699     6,296    6,919    1,549     2,146    2,769
 3        14,426     100,000  100,000  100,000    8,401     9,576   10,853    4,251     5,426    6,703
 4        19,723     100,000  100,000  100,000   11,018    12,968   15,174    6,868     8,818   11,024
 5        25,285     100,000  100,000  100,000   13,547    16,476   19,927    9,397    12,326   15,777
-------------------------------------------------------------------------------------------------------
 6        31,125     100,000  100,000  100,000   15,982    20,103   25,165   12,039    16,160   21,222
 7        37,257     100,000  100,000  100,000   18,319    23,858   30,953   14,584    20,123   27,218
 8        43,696     100,000  100,000  100,000   20,554    27,750   37,369   17,026    24,222   33,842
 9        50,456     100,000  100,000  100,000   22,675    31,783   44,497   19,355    28,463   41,177
10        57,555     100,000  100,000  100,000   24,679    35,972   52,448   21,774    33,067   49,543
-------------------------------------------------------------------------------------------------------
15        98,741     100,000  100,000  126,854   33,050    60,240  109,357   32,220    59,410  108,527
20       151,306     100,000  100,344  218,117   38,413    93,779  203,848   38,413    93,779  203,848
25       218,394     100,000  145,768  377,011   39,120   138,827  359,058   39,120   138,827  359,058
30       304,018     100,000  203,250  639,097   32,659   193,571  608,664   32,659   193,571  608,664

The hypothetical rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or fu-ture investment rates of return. Actual rates of return may be more or less than those shown. The death benefits and cash value for a contract would be different from those shown if the actual gross annual investment returns aver-aged 0.00%, 6.00% and 12.00% over a period of years, but also fluctuated above or below those averages for individual contract years. No representations can be made by Lincoln Life or any of the funds that these hypothetical rates of return can be achieved for any one year or sustained over any period of time. Values illustrated are net of a .49% asset management charge, a .80% current mortality and expense risk charge and other expenses estimated at .03%. Values illustrated are also net of any other applicable contract charges.

                                   Appendix D
VUL III

FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

Male issue age 55
Standard smoker
$100,000 specified amount
$4,358 annual premium using guaranteed charges

                    Death benefit               Policy value                Net cash surrender value
                    -----------------------------------------------------------------------------------
                    assuming hypothetical       assuming hypothetical       assuming hypothetical
        Premiums    gross annual                gross  annual               gross  annual
        accumulated investment return of        investment return of        investment return of
End of  at 5%
policy  interest    -----------------------------------------------------------------------------------
year    per year    0% gross 6% gross 12% gross 0% gross 6% gross 12% gross 0% gross 6% gross 12% gross
-------------------------------------------------------------------------------------------------------
  1     $  4,576    $100,000 $100,000 $100,000  $ 2,451  $  2,645 $  2,838  $   376  $    570 $    763
  2        9,381     100,000  100,000  100,000    4,769     5,311    5,877      619     1,161    1,727
  3       14,426     100,000  100,000  100,000    6,952     8,000    9,142    2,802     3,850    4,992
  4       19,723     100,000  100,000  100,000    8,997    10,716   12,665    4,847     6,566    8,515
  5       25,285     100,000  100,000  100,000   10,902    13,456   16,480    6,752     9,306   12,330
-------------------------------------------------------------------------------------------------------
  6       31,125     100,000  100,000  100,000   12,654    16,219   20,623    8,712    12,276   16,680
  7       37,257     100,000  100,000  100,000   14,237    18,993   25,133   10,502    15,258   21,398
  8       43,696     100,000  100,000  100,000   15,634    21,771   30,060   12,106    18,243   26,533
  9       50,456     100,000  100,000  100,000   16,823    24,544   35,467   13,503    21,224   32,147
 10       57,555     100,000  100,000  100,000   17,787    27,308   41,435   14,882    24,403   38,530
-------------------------------------------------------------------------------------------------------
 15       98,741     100,000  100,000  100,000   18,726    41,245   84,626   17,896    40,415   83,796
 20      151,306     100,000  100,000  172,212    9,575    55,959  160,946    9,575    55,959  160,946
 25      218,394           0  100,000  299,130        0    73,870  284,886        0    73,870  284,886
 30      304,018           0  111,158  502,511        0   105,865  478,582        0   105,865  478,582

The hypothetical rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or fu-ture investment rates of return. Actual rates of return may be more or less than those shown. The death benefit and cash value for a contract would be dif-ferent from those shown if the actual gross annual investment returns averaged 0.00%, 6.00% and 12.00% over a period of years, but also fluctuated above or below those averages for individual contract years. No representations can be made by Lincoln Life or any of the funds that these hypothetical rates of re-turn can be achieved for any one year or sustained over any period of time. Values illustrated are net of a .49% asset management charge, a .90% guaranteed maximum mortality and expense risk charge and other expenses estimated at .03%. Values illustrated are also net of any other applicable contract charges.

                                   Appendix E
APPENDIX E

Definitions for Separate Account G

Age -- The age at the insured's last birthday on the policy date.

Attained age -- The age of the insured on the policy anniversary on or next preceding any monthly anniversary day.

Base minimum premium -- A premium per $1,000 of specified amount used in the calculation of the death benefit guarantee monthly premium. The base minimum premium is also used in determining the Contingent Deferred Sales Charge and the Contingent Deferred Administrative Charge.

Beneficiary -- The beneficiary is designated by the owner in the application. If changed, the beneficiary is as shown in the latest change filed with Lincoln Life. If no beneficiary survives the insured, the owner or the owner's estate will receive the benefit.

Contingent deferred administrative charge (CDAC) -- An administrative charge for underwriting, issue, and initial administration of the policy, which is im-posed under the policy and deducted upon lapse or surrender of the policy. The contingent deferred administrative charge is part of the total surrender charge.

Contingent deferred sales charge (CDSC) -- A sales charge based upon the base minimum premium required for the first policy year, which is imposed under the policy and deducted upon lapse or surrender of the policy. The contingent de-ferred sales charge is part of the total surrender charge.

Death benefit guarantee -- The guarantee that, provided the death benefit guar-antee monthly premium requirements are met, the policy will not lapse during the first two policy years due to negative net cash surrender value.

Death benefit guarantee monthly premium -- The minimum monthly premium which must be paid each month or in advance during the first two policy years. Fail-ure to pay this premium when required will result in the policy lapsing at the end of the Grace Period.

Free look period -- The period of time in which the owner may cancel the policy and receive a refund. The owner may cancel the policy within 10 days of re-ceipt, or 45 days after Part 1 of the application is signed, or within 10 days after mailing or personal delivery of the Notice of Withdrawal Right.

Fund -- Any of the funds in which the Separate Account may invest; currently available are the American Variable Insurance Series, the Lincoln National Spe-cial
Opportunities Fund, Inc. and the Lincoln National Growth and Income Fund, Inc.

General Account -- The assets of Lincoln Life other than those allocated to the Separate Account or any other Separate Account.

Gross investment results -- The gross investment results are equal to the change in the market value of the assets of a fund from the previous valuation day to the current day, plus the investment income on those assets during the same period.

Insured -- The person upon whose life the policy is issued, and who is so named on the policy schedule.

Investment amount -- The portion of the policy value invested in the Separate Account, and equal in amount to the policy value minus amounts invested in the General Account (including any outstanding loans).

Lincoln Life (we, our, us) -- Lincoln National Life Insurance Co.

Maturity date -- The policy anniversary following the insured's 99th birthday, if living. It is the last date insurance coverage can remain in force and the date any remaining net cash surrender value will be payable.

Monthly anniversary day -- The same date in each month as the policy date.

Net cash surrender value -- The amount payable to the owner upon surrender of the policy. It is equal to the policy value minus any surrender charge, minus any outstanding loan and plus any unearned loan interest.

Net investment results -- The gross investment results of a fund minus the as-set management charges and any miscellaneous fund expenses, and minus the mor-tality and expense risk charge.

Option date -- Any date the policy terminates under the termination provision. The term option date may also be used with certain riders.

Owner (you, your) -- The person so designated in the application or as subse-quently changed. If a policy has been absolutely assigned, the assignee is the owner. A collateral assignee is not the owner.

Planned periodic premium -- A scheduled premium of a level amount at a fixed interval over a specified period of time.

Policy -- The Flexible Premium Variable Life Insurance Policy offered by Lin-coln Life and described in this prospectus.

Policy date -- The date set forth in the policy that is used to determine pol-icy years and policy months. Policy anniversaries are measured from the policy date. The policy date is ordinarily the earlier of the date the full initial premium is received from the owner or the date on which the policy is approved for issue.

Policy value -- The sum of all values in the Separate Account and in the Gen-eral Account at any time, irrespective of outstanding loans or surrender charge.

                                   Appendix E

Proceeds -- The amount payable on the maturity date, or on surrender of the policy, or after the death of any insured person. The proceeds will be differ-ent on each of these events.

Record date -- The date the policy is recorded on the books of Lincoln Life as an in-force policy. Ordinarily, the policy will be recorded as in-force within three business days after the later of the date we receive the last outstanding requirement or the date of underwriting approval. The record date controls the timing of the transfer of initial assets from the General Account to the vari-ous subaccounts.

Separate Account -- The Lincoln National Flexible Premium Variable Life Account G, a Separate Account established by Lincoln Life to receive and invest net premiums paid under the policy.

Specified amount -- The minimum death benefit payable under the policy so long as the policy remains in force. The death benefit proceeds will be reduced by any outstanding loan and any due and unpaid charges, and increased by any un-earned loan interest.

Subaccount -- A subdivision of the Separate Account. Each subaccount invests exclusively in the shares of a specified fund.

Surrender charge -- A charge deducted from policy value upon surrender of the policy in specified amount during the first 16 policy years or during the 16 years following a requested increase in specified amount. The surrender charge is equal to the combination of the contingent deferred sales charge and the contingent deferred administrative charge.

Unit -- An accounting unit of measure used to calculate the value of an invest-ment in a specified subaccount.

Unit Value -- The dollar value of a unit in a specified subaccount on a speci-fied valuation date.